UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-10487

Hotchkis and Wiley Funds
(Exact name of registrant as specified in charter)

725 S. Figueroa Street, 39th Floor Los Angeles, California			90071
(Address of principal executive offices)			(Zip code)

Anna Marie Lopez Hotchkis and Wiley Capital Management, LLC 725 S. Figueroa Street, 39th Floor Los Angeles, California 90071
(Name and address of agent for service)

Copies to: Mitchell Nichter, Esq. Paul, Hastings, Janofsky & Walker, LLP 55 Second Street, Twenty-Fourth Floor San Francisco, California 94105
(Counsel for the Registrant)

Registrant’s telephone number, including area code:		(213) 430-1000

Date of fiscal year end:	June 30, 2009

Date of reporting period:	July 1, 2008 - June 30, 2009

Item 1 - Report to Shareholders

Core Value Fund
  Large Cap Value Fund
    Mid-Cap Value Fund
      Small Cap Value Fund
        All Cap Value Fund
          High Yield Fund

HOTCHKIS AND WILEY FUNDS

JUNE 30, 2009

ANNUAL REPORT

TABLE OF CONTENTS

SHAREHOLDER LETTER	3

FUND PERFORMANCE DATA	6

SCHEDULE OF INVESTMENTS:

CORE VALUE FUND	13

LARGE CAP VALUE FUND	15

MID-CAP VALUE FUND	17

SMALL CAP VALUE FUND	19

ALL CAP VALUE FUND	21

HIGH YIELD FUND	23

STATEMENTS OF ASSETS AND LIABILITIES	28

STATEMENTS OF OPERATIONS	29

STATEMENTS OF CHANGES IN NET ASSETS	30

FINANCIAL HIGHLIGHTS	32

NOTES TO THE FINANCIAL STATEMENTS	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42

FUND EXPENSE EXAMPLES	43

BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	44

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE HIGH YIELD FUND	46

MANAGEMENT	47

INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and annual report relates to the activities of the Hotchkis and Wiley Funds for the twelve months ended June 30, 2009.

OVERVIEW

Equity markets have taken investors on a wild ride over the past twelve months. A vicious eight month period finally reversed in early March 2009 as equity markets embarked on a four month rally. The second quarter of 2009 was the best quarter for the S&P 500 since 1998 — a welcome relief for weary equity investors.

During the latter half of 2008 and the early part of 2009, there was little reason for optimism. Gloomy, and at times frightening headlines about the financial crisis ruled the media, and investors ran for cover. Similar to previous market panics, the selling appears to have been vastly overdone as fear-stricken investors ignored underlying long-term fundamentals. This type of environment can create opportunities for the steadfast, level-headed investor. As some "non-terrible" economic data has been released in recent months, the Armageddon mindset has waned and beaten-down stocks have recovered from extremely low valuations. Employment numbers released in the second quarter of 2009 were worrisome, but a slower-than-expected gross domestic product (GDP) decline and economic stimulus in China gave reasons for optimism. Perhaps the most important event was the highly-anticipated bank stress test results, which were well received by the market. The results exposed some areas of concern but significantly tempered fears that a collapse of the banking system was imminent and hinted that economic stability/recovery was within reach. Even banks with relatively adverse stress test results performed well after it became apparent that the risk of nationalization had diminished appreciably. While we may have seen an equity market trough, we have not become convinced that we are out of the woods. Nevertheless, it has been reassuring to see signs of a shift away from a fear-driven market to one that is beginning to focus on long-term fundamentals.

After a period of considerable underperformance, value stocks began a powerful comeback beginning in early March. Low price-to-book stocks outperformed their high price-to-book counterparts by a tremendous margin. Despite the rebound, valuation spreads remain more than a full standard deviation wider than their historical average1. Together these two data points illustrate the magnitude of valuation disparities that were present earlier in the year and the spreads/opportunities that continue to exist today.

As a disciplined value manager, our research-driven process can underperform in momentum-driven or emotionally charged markets. Over the past year we have witnessed a level of marketplace anxiety that likely was last encountered nearly 80 years ago. We do not expect these market storms to occur routinely, but we can certainly learn from them nonetheless. We continue to believe our dual focus on investment fundamentals and valuation should be rewarded in the long run.

Given the severe dislocations in the credit markets over the last year and our significant investment in internally generated industry research, we felt it was the right time to offer a disciplined, high yield investment strategy. On March 31st, our High Yield Fund was launched amid one of the strongest credit rallies since the inception of the high yield market in the late 1980s. Please note the inaugural commentary for this Fund on page 4.

HOTCHKIS AND WILEY CORE VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns of –25.59%, –25.83%, and –26.26%, respectively, compared to the S&P 500 Index return of –26.21% and the Russell 1000 Value Index return of –29.03%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 7 of this report to shareholders.)

Positive stock selection in seven of the ten economic sectors was the primary contributor to outperformance relative to the Russell 1000 Value Index over the past year. Stock selection in the healthcare, industrials, and energy sectors was especially beneficial. The largest individual contributors were the result of acquisitions — Schering Plough and Rohm & Haas. Though they have rebounded recently, the financials sector was our largest performance detractor over the past twelve months. Freddie Mac, Citigroup, and Washington Mutual were the largest individual detractors. Our underweight in telecommunications also hurt performance as the sector held up better than the rest of the market.

HOTCHKIS AND WILEY LARGE CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns of –27.81%, –28.02%, –28.26%, and –28.17%, respectively, compared to the S&P 500 Index return of –26.21% and the Russell 1000 Value Index return of –29.03%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 8 of this report to shareholders.)

Stock selection in the consumer discretionary, industrials, and energy sectors was the primary contributor to twelve-month performance relative to the Russell 1000 Value Index. The Fund's retail companies outperformed the Index's retailers by a wide margin. Within industrials, outperformance relative to the Index came not only from what we did own (Cummins, Boeing) but also from what we did not own (General Electric). The Fund's overweight in low price-to-book stocks detracted from performance. Much of this came from the financials sector — Freddie Mac, Citigroup, and Washington Mutual were the largest detractors. Although stock selection in the telecommunications sector

1 Source: Empirical Research

helped slightly, the underweight in the sector hurt performance as the sector held up relatively well.

HOTCHKIS AND WILEY MID-CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns of –20.21%, –20.41%, –20.52%, and –20.65%, respectively, compared to the Russell Midcap Index return of –30.36% and the Russell Midcap Value Index return of –30.52%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 9 of this report to shareholders.)

Positive stock selection was the primary contributor to outperformance versus the Russell Midcap Value Index, particularly in energy, industrials, materials, consumer discretionary, and financials. Rohm & Haas was the largest contributor to outperformance after Dow Chemical agreed to close its previously-announced acquisition of the company at the original deal price. The overweight in technology also helped, especially software. BMC Software performed better than the rest of the companies in the weak performing industry and was a large contributor to outperformance. The underweight in consumer staples was a slight drag on performance as the sector held up better than the rest of the market. Losses in MI Developments and Conseco were the primary performance detractors.

HOTCHKIS AND WILEY SMALL CAP VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns of –30.69%, –30.90%, and –31.05%, respectively, compared to the Russell 2000 Index return of –25.01% and the Russell 2000 Value Index return of –25.24%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 10 of this report to shareholders.)

Stock selection within the financials and consumer discretionary sectors caused all of the underperformance for the year. Within financials, banking stocks had difficult quarters. Within consumer discretionary, our overweight in retail stocks was the primary detractor. Strong relative performance from PHH (mortgage services), First Horizon (bank) and Warnaco Group (apparel manufacturer) were among the leading contributors to performance.

HOTCHKIS AND WILEY ALL CAP VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns of –18.87%, –19.05%, and –19.32%, respectively, compared to the Russell 3000 Index return of –26.56% and the Russell 3000 Value Index return of –28.73%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 11 of this report to shareholders.)

Positive stock selection was the primary source of the outperformance for the year versus the Russell 3000 Value Index. Rohm & Haas was the largest contributor to outperformance after Dow Chemical agreed to close its previously-announced acquisition of the company at the original deal price. Schering-Plough (drug manufacturer) and Eastman Chemical (chemicals) also were strong performers. On the negative side, Hudson Highland (staffing), MI Developments (real estate operating company) and American Express (financials) underperformed.

HOTCHKIS AND WILEY HIGH YIELD FUND

The Fund commenced operations on March 31, 2009. The investment review below discusses the Fund's performance since inception through June 30, 2009.

The Fund's Class I and Class A shares had total returns of 11.40% and 11.10%, respectively, compared to the Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index return of 18.01%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 12 of this report to shareholders.)

The high yield bond market staged an impressive rally in the month of April and continued the momentum through the remainder of the quarter. The rally was one of the strongest since the high yield market started in the 1980s, and occurred in an economy that is mired in one of the deepest recessions since the 1930s. Low-rated and near-default credits were the strongest performers; higher-quality defensive issues posted great absolute returns but could not keep pace with the rally in lower-quality credits. Underperformance in the Fund was primarily due to our significant cash position at the Fund's inception (more than 80%) and our preference for high-quality, low-volatility issues. The Fund's strongest absolute returns were from our small allocation to low-rated issues while our largest source of underperformance was from our defensive positioning.

We expect the economy to remain weak in coming quarters and defaults are likely to rise. If the economy recovers sooner than expected, we believe lower-quality issues will be favored as the significant bankruptcy risk will be reduced for many of these credits. The recent spring in the high yield market has provided many troubled companies breathing room to wait for a recovery or to restructure operations. Given the fragile balance sheets of the weakest credits, a reversal of economic expectations will likely have severe price consequences, and the pace of the rally could slow or reverse. Our long-term investment view is that higher-quality issues offer better risk-adjusted returns; consequently, we position the portfolio toward stronger credits, senior and senior secured issues, and limit our exposure to lower-rated issues.

CONCLUSION

We appreciate your continued support of the Hotchkis and Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Scott McBride Fund Manager	Judd Peters Fund Manager

Ray Kennedy Fund Manager

The above reflects opinions of Fund managers as of June 30, 2009. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedules of Investments in this report for a complete list of Fund holdings as of June 30, 2009. Past performance does not guarantee future results. Indexes do not incur expenses or sales loads and are not available for investment.

Current and future portfolio holdings are subject to risk.

Standard Deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns. The Price to Book (P/B) Ratio compares a stock's market value to the value of total assets less total liabilities and is calculated by dividing the current price of the stock by the company's book value per share.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access the Funds' website at www.hwcm.com or call 1-866-HW-FUNDS.

Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the "Comparative Results" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Funds' investment advisor pays annual operating expenses of the Funds' Class I, Class A, Class C and Class R shares over certain levels. If the investment advisor did not pay such expenses during certain periods, net returns would be lower. Dividends paid by each class of shares will vary because of the different levels of distribution and service fees, if any, applicable to each class, which are deducted from the income available to be paid to shareholders. Performance of the Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Value Fund includes that of predecessor funds, as referenced in Note 1 of the Notes to the Financial Statements.

Fund Performance Data

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Core Value Fund, Small Cap Value Fund, All Cap Value Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the High Yield Fund is not offering Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Core Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and All Cap Value Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Small Cap Value Fund, Mid-Cap Value Fund and All Cap Value Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The All Cap Value Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The High Yield Fund invests in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The High Yield Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative suddenly can become illiquid. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investment in major stocks in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, is a stock market index comprised of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index contains all securities in the Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

Fund Performance Data

CORE VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2009	1 Year	Since 8/30/04*
Class I
Average annual total return	–25.59%	–4.56%
Class A
Average annual total return (with sales charge)	–29.73%	–5.86%
Average annual total return (without sales charge)	–25.83%	–4.81%
Class C
Average annual total return (with CDSC)	–27.26%	–5.48%
Average annual total return (without CDSC)	–26.26%	–5.48%
S&P 500 Index††
Average annual total return	–26.21%	–1.62%
Russell 1000 Index††
Average annual total return	–26.69%	–1.18%
Russell 1000 Value Index††
Average annual total return	–29.03%	–2.06%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000 Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2009	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	–27.81%	–6.47%	0.53%	6.97%
Class A
Average annual total return (with sales charge)	–31.80%	–7.72%	–0.23%	6.47%
Average annual total return (without sales charge)	–28.02%	–6.72%	0.31%	6.73%
Class C
Average annual total return (with CDSC)	–29.26%	–7.32%	–0.41%	5.92%
Average annual total return (without CDSC)	–28.26%	–7.32%	–0.41%	5.92%
Class R
Average annual total return	–28.17%	–6.96%	0.07%	6.45%
S&P 500 Index††
Average annual total return	–26.21%	–2.24%	–2.22%	7.55%
Russell 1000 Index††
Average annual total return	–26.69%	–1.85%	–1.75%	7.67%
Russell 1000 Value Index††
Average annual total return	–29.03%	–2.13%	–0.15%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000 Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2009	1 Year	5 Years	10 Years	Since 1/02/97*
Class I
Average annual total return	–20.21%	–3.47%	7.45%	9.09%
Class A
Average annual total return (with sales charge)	–24.59%	–4.73%	6.58%	8.36%
Average annual total return (without sales charge)	–20.41%	–3.70%	7.16%	8.83%
Class C
Average annual total return (with CDSC)	–21.52%	–4.27%	6.49%	8.07%
Average annual total return (without CDSC)	–20.52%	–4.27%	6.49%	8.07%
Class R
Average annual total return	–20.65%	–3.95%	7.07%	8.67%
Russell Midcap Index††
Average annual total return	–30.36%	–0.11%	3.15%	6.37%
Russell Midcap Value Index††
Average annual total return	–30.52%	–0.43%	4.00%	6.80%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell Midcap Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2009	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	–30.69%	–6.76%	5.71%	9.38%
Class A
Average annual total return (with sales charge)	–34.54%	–8.00%	5.06%	8.90%
Average annual total return (without sales charge)	–30.90%	–7.00%	5.63%	9.14%
Class C
Average annual total return (with CDSC)	–32.05%	–7.52%	4.79%	8.36%
Average annual total return (without CDSC)	–31.05%	–7.52%	4.79%	8.36%
Russell 2000 Index††
Average annual total return	–25.01%	–1.71%	2.38%	8.14%
Russell 2000 Value Index††
Average annual total return	–25.24%	–2.27%	5.00%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations less than $3 billion.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

ALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2009	1 Year	5 Years	Since 12/31/02*
Class I
Average annual total return	–18.87%	–3.45%	5.66%
Class A
Average annual total return (with sales charge)	–23.31%	–4.73%	4.65%
Average annual total return (without sales charge)	–19.05%	–3.69%	5.52%
Class C
Average annual total return (with CDSC)	–20.32%	–4.30%	4.69%
Average annual total return (without CDSC)	–19.32%	–4.30%	4.69%
S&P 500 Index††
Average annual total return	–26.21%	–2.24%	2.69%
Russell 3000 Index††
Average annual total return	–26.56%	–1.84%	3.33%
Russell 3000 Value Index††
Average annual total return	–28.73%	–2.14%	3.19%

Returns shown for Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the current maximum sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2009	Since 3/31/09*
Class I
Aggregate total return	11.40%
Class A
Aggregate total return (with sales charge)	6.94%
Aggregate total return (without sales charge)	11.10%
Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index
Aggregate total return	18.01%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 5/29/09.)

Aggregate total returns with sales charge shown for Class A shares have been adjusted to reflect the current applicable sales charge of the class. Returns for Class A reflect the current maximum initial sales charge of 3.75%. Aggregate total returns without sales charge do not reflect the current maximum sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley Core Value Fund

Largest Equity Holdings	Percent of net assets
Wells Fargo & Company	4.60%
Royal Dutch Shell PLC - Class B - ADR	4.58%
JPMorgan Chase & Company	4.31%
Philip Morris International, Inc.	3.75%
Bank of America Corporation	3.68%
Microsoft Corporation	3.68%
CA, Inc.	3.63%
Schering-Plough Corporation	3.07%
Safeway, Inc.	2.90%
Exelon Corporation	2.57%

COMMON STOCKS — 96.86%	Shares Held	Value
CONSUMER DISCRETIONARY — 6.70% Media — 0.98%
Interpublic Group of Companies, Inc. (a)	834,800	$4,215,740
Multiline Retail — 2.24%
J.C. Penney Company, Inc.	335,100	9,620,721
Specialty Retail — 3.48%
The Gap, Inc.	229,400	3,762,160
Home Depot, Inc.	370,200	8,747,826
Limited Brands, Inc.	207,500	2,483,775
		14,993,761
TOTAL CONSUMER DISCRETIONARY		28,830,222
CONSUMER STAPLES — 10.03% Beverages — 0.74%
The Coca-Cola Company	66,700	3,200,933
Food & Staples Retailing — 3.60%
Safeway, Inc.	612,500	12,476,625
Wal-Mart Stores, Inc.	62,200	3,012,968
		15,489,593
Food Products — 0.97%
Kraft Foods, Inc. — Class A	164,000	4,155,760
Tobacco — 4.72%
Lorillard, Inc.	61,700	4,181,409
Philip Morris International, Inc.	369,700	16,126,314
		20,307,723
TOTAL CONSUMER STAPLES		43,154,009
ENERGY — 4.58% Oil, Gas & Consumable Fuels — 4.58%
Royal Dutch Shell PLC — Class B — ADR	387,300	19,698,078
TOTAL ENERGY		19,698,078

	Shares Held	Value
FINANCIALS — 26.33% Commercial Banks — 8.27%
Comerica, Inc.	134,500	$2,844,675
KeyCorp	783,103	4,103,460
PNC Financial Services Group	187,215	7,265,814
SunTrust Banks, Inc.	96,800	1,592,360
Wells Fargo & Company	816,334	19,804,263
		35,610,572
Consumer Finance — 0.89%
American Express Company	165,400	3,843,896
Diversified Financial Services — 8.12%
Bank of America Corporation	1,199,622	15,835,010
Citigroup, Inc. (b)	190,500	565,785
JPMorgan Chase & Company	543,300	18,531,963
		34,932,758
Insurance — 9.05%
The Allstate Corporation	268,800	6,558,720
Conseco, Inc. (a)	393,400	932,358
Genworth Financial, Inc.	534,200	3,734,058
MetLife, Inc.	266,842	8,007,928
Prudential Financial, Inc.	128,900	4,797,658
The Travelers Companies, Inc.	202,800	8,322,912
XL Capital Limited	573,600	6,573,456
		38,927,090
TOTAL FINANCIALS		113,314,316
HEALTH CARE — 9.84% Health Care Equipment & Supplies — 0.90%
Zimmer Holdings, Inc. (a)	91,300	3,889,380

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley Core Value Fund

	Shares Held	Value
Pharmaceuticals — 8.94%
Bristol-Myers Squibb Company	436,500	$8,865,315
Eli Lilly & Company	154,700	5,358,808
Johnson & Johnson	61,500	3,493,200
Merck & Company, Inc.	131,000	3,662,760
Pfizer, Inc.	261,200	3,918,000
Schering-Plough Corporation	525,300	13,195,536
		38,493,619
TOTAL HEALTH CARE		42,382,999
INDUSTRIALS — 12.18% Aerospace & Defense — 4.47%
Boeing Company	53,000	2,252,500
Empresa Brasileira de Aeronautica SA — ADR	289,600	4,795,776
Honeywell International, Inc.	80,100	2,515,140
Northrop Grumman Corporation	211,700	9,670,456
		19,233,872
Air Freight & Logistics — 2.16%
FedEx Corporation	167,400	9,310,788
Industrial Conglomerates — 2.26%
Tyco International Limited	375,300	9,750,294
Machinery — 3.29%
Cummins, Inc.	198,900	7,003,269
PACCAR, Inc.	220,000	7,152,200
		14,155,469
TOTAL INDUSTRIALS		52,450,423
INFORMATION TECHNOLOGY — 14.99% Communications Equipment — 0.48%
Alcatel-Lucent — ADR (a)	838,000	2,078,240
Electronic Equipment, Instruments & Components — 2.25%
Tyco Electronics Limited	519,900	9,664,941
Internet Software & Services — 1.87%
eBay, Inc. (a)	468,900	8,032,257
Semiconductor & Semiconductor Equipment — 1.00%
Texas Instruments, Inc.	202,300	4,308,990
Software — 9.39%
CA, Inc.	897,306	15,640,044
Microsoft Corporation	665,900	15,828,443
Oracle Corporation	418,300	8,959,986
		40,428,473
TOTAL INFORMATION TECHNOLOGY		64,512,901
MATERIALS — 3.10% Chemicals — 2.06%
The Dow Chemical Company	137,100	2,212,794
Eastman Chemical Company	29,300	1,110,470
PPG Industries, Inc.	126,600	5,557,740
		8,881,004

	Shares Held	Value
Metals & Mining — 1.04%
Alcoa, Inc.	432,600	$4,468,758
TOTAL MATERIALS		13,349,762
TELECOMMUNICATION SERVICES — 1.96% Wireless Telecommunication Services — 1.96%
Vodafone Group PLC — ADR	433,700	8,452,813
TOTAL TELECOMMUNICATION SERVICES		8,452,813
UTILITIES — 7.15% Electric Utilities — 7.15%
Edison International	208,000	6,543,680
Entergy Corporation	62,600	4,852,752
Exelon Corporation	216,300	11,076,723
FPL Group, Inc.	146,000	8,301,560
		30,774,715
TOTAL UTILITIES		30,774,715
Total common stocks (Cost $605,696,489)		416,920,238
PREFERRED STOCKS — 1.24%
FINANCIALS — 1.24% Diversified Financial Services — 1.24%
Citigroup, Inc. — Series AA, 8.125%	285,500	5,333,140
TOTAL FINANCIALS		5,333,140
Total preferred stocks (Cost $4,664,527)		5,333,140
Total investments — 98.10% (Cost $610,361,016)		422,253,378
Collateral for securities on loan^ — 0.11%		464,259
Time deposit* — 2.40%		10,305,359
Liabilities in excess of other assets — (0.61)%		(2,601,153)
Net assets — 100.00%		$430,421,843

(a) — Non-income producing security.

(b) — All or a portion of this security is on loan. The total market value of securities on loan was $431,404.

ADR — American Depositary Receipt

^ — Collateral for securities on loan of $400,000 was invested in JP Morgan Chase Repurchase Agreements which bear interest at 0.01% and mature on 7/1/2009. The repurchase proceeds are $400,000. The repurchase agreements are collateralized by United States Government & Agency Issues. The remaining collateral for securities on loan of $64,259 was held as cash.

* — Time deposit with Wells Fargo bears interest at 0.03% and matures on 7/1/2009. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
Wells Fargo & Company	4.68%
Royal Dutch Shell PLC - Class B - ADR	4.67%
JPMorgan Chase & Company	4.46%
Bank of America Corporation	4.21%
Exelon Corporation	4.19%
Microsoft Corporation	4.14%
CA, Inc.	3.96%
Philip Morris International, Inc.	3.49%
Safeway, Inc.	3.14%
Tyco Electronics Limited	2.91%

COMMON STOCKS — 97.46%	Shares Held	Value
CONSUMER DISCRETIONARY — 7.98% Household Durables — 0.46%
Fortune Brands, Inc.	152,600	$5,301,324
Multiline Retail — 2.47%
J.C. Penney Company, Inc.	989,900	28,420,029
Specialty Retail — 4.08%
The Gap, Inc.	604,400	9,912,160
Home Depot, Inc.	1,020,547	24,115,525
Limited Brands, Inc.	1,073,300	12,847,401
		46,875,086
Textiles, Apparel & Luxury Goods — 0.97%
Jones Apparel Group, Inc.	1,036,500	11,121,645
TOTAL CONSUMER DISCRETIONARY		91,718,084
CONSUMER STAPLES — 6.63% Food & Staples Retailing — 3.14%
Safeway, Inc.	1,772,500	36,105,825
Tobacco — 3.49%
Philip Morris International, Inc.	920,700	40,160,934
TOTAL CONSUMER STAPLES		76,266,759
ENERGY — 4.67% Oil, Gas & Consumable Fuels — 4.67%
Royal Dutch Shell PLC — Class B — ADR	1,056,500	53,733,590
TOTAL ENERGY		53,733,590
FINANCIALS — 27.41% Commercial Banks — 8.55%
Comerica, Inc.	302,800	6,404,220
KeyCorp	2,624,200	13,750,808
PNC Financial Services Group	438,400	17,014,304
Regions Financial Corporation	1,816,300	7,337,852
Wells Fargo & Company	2,217,299	53,791,674
		98,298,858

	Shares Held	Value
Diversified Financial Services — 8.67%
Bank of America Corporation	3,666,233	$48,394,275
JPMorgan Chase & Company	1,502,300	51,243,453
		99,637,728
Insurance — 10.19%
The Allstate Corporation	937,800	22,882,320
Genworth Financial, Inc.	1,396,100	9,758,739
MetLife, Inc.	715,865	21,483,109
Prudential Financial, Inc.	329,000	12,245,380
The Travelers Companies, Inc.	534,100	21,919,464
Unum Group	741,100	11,753,846
XL Capital Limited	1,489,400	17,068,524
		117,111,382
TOTAL FINANCIALS		315,047,968
HEALTH CARE — 8.84% Pharmaceuticals — 8.84%
Bristol-Myers Squibb Company	1,551,300	31,506,903
Eli Lilly & Company	652,400	22,599,136
Merck & Company, Inc.	366,100	10,236,156
Pfizer, Inc.	1,272,100	19,081,500
Schering-Plough Corporation	721,000	18,111,520
		101,535,215
TOTAL HEALTH CARE		101,535,215
INDUSTRIALS — 10.29% Aerospace & Defense — 3.87%
Boeing Company	140,000	5,950,000
Empresa Brasileira de Aeronautica SA — ADR	761,500	12,610,440
Northrop Grumman Corporation	567,000	25,900,560
		44,461,000
Industrial Conglomerates — 2.14%
Tyco International Limited	947,100	24,605,658

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley Large Cap Value Fund

	Shares Held	Value
Machinery — 4.28%
Cummins, Inc.	614,400	$21,633,024
PACCAR, Inc.	849,000	27,600,990
		49,234,014
TOTAL INDUSTRIALS		118,300,672
INFORMATION TECHNOLOGY — 14.76% Electronic Equipment, Instruments & Components — 2.91%
Tyco Electronics Limited	1,799,200	33,447,128
Internet Software & Services — 1.78%
eBay, Inc. (a)	1,197,700	20,516,601
Semiconductor & Semiconductor Equipment — 0.97%
Texas Instruments, Inc.	522,900	11,137,770
Software — 9.10%
BMC Software, Inc. (a)	340,600	11,508,874
CA, Inc.	2,613,441	45,552,277
Microsoft Corporation	2,000,400	47,549,508
		104,610,659
TOTAL INFORMATION TECHNOLOGY		169,712,158
MATERIALS — 5.38% Chemicals — 4.33%
The Dow Chemical Company	365,100	5,892,714
Eastman Chemical Company	545,200	20,663,080
PPG Industries, Inc.	529,900	23,262,610
		49,818,404
Metals & Mining — 1.05%
Alcoa, Inc.	1,162,200	12,005,526
TOTAL MATERIALS		61,823,930
TELECOMMUNICATION SERVICES — 1.90% Wireless Telecommunication Services — 1.90%
Vodafone Group PLC — ADR	1,121,200	21,852,188
TOTAL TELECOMMUNICATION SERVICES		21,852,188
UTILITIES — 9.60% Electric Utilities — 8.47%
Edison International	557,100	17,526,366
Exelon Corporation	940,000	48,137,400
FPL Group, Inc.	557,200	31,682,392
		97,346,158
Multi-Utilities — 1.13%
Wisconsin Energy Corporation	319,500	13,006,845
TOTAL UTILITIES		110,353,003
Total common stocks (Cost $1,570,278,680)		1,120,343,567

PREFERRED STOCKS — 1.41%	Shares Held	Value
FINANCIALS — 1.41% Diversified Financial Services — 1.41%
Citigroup, Inc. — Series AA, 8.125%	865,800	$16,173,144
TOTAL FINANCIALS		16,173,144
Total preferred stocks (Cost $14,210,220)		16,173,144
Total investments — 98.87% (Cost $1,584,488,900)		1,136,516,711
Time deposit* — 1.73%		19,869,035
Liabilities in excess of other assets — (0.60)%		(6,893,163)
Net assets — 100.00%		$1,149,492,583

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Time deposit with Citibank bears interest at 0.03% and matures on 7/1/2009. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
CA, Inc.	5.06%
Safeway, Inc.	3.98%
Fifth Third Bancorp	3.41%
King Pharmaceuticals, Inc.	3.29%
BMC Software, Inc.	3.15%
KeyCorp	3.05%
Limited Brands, Inc.	3.03%
Empresa Brasileira de Aeronautica SA - ADR	2.79%
Manpower, Inc.	2.79%
Tyco Electronics Limited	2.68%

COMMON STOCKS — 99.88%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.68% Auto Components — 1.97%
The Goodyear Tire & Rubber Company (a)	886,100	$9,977,486
Magna International, Inc.	279,900	11,822,976
		21,800,462
Hotels Restaurants & Leisure — 0.77%
Starwood Hotels & Resorts Worldwide, Inc.	385,200	8,551,440
Household Durables — 0.76%
Fortune Brands, Inc.	241,900	8,403,606
Media — 2.25%
Interpublic Group of Companies, Inc. (a)	3,586,600	18,112,330
Valassis Communications, Inc. (a)	1,118,300	6,832,813
		24,945,143
Specialty Retail — 6.38%
The Gap, Inc.	867,000	14,218,800
Limited Brands, Inc.	2,807,600	33,606,972
Rent-A-Center, Inc. (a)	1,285,800	22,925,814
		70,751,586
Textiles, Apparel & Luxury Goods — 1.55%
Jones Apparel Group, Inc.	1,437,000	15,419,010
Liz Claiborne, Inc.	619,000	1,782,720
		17,201,730
TOTAL CONSUMER DISCRETIONARY		151,653,967
CONSUMER STAPLES — 5.18% Food & Staples Retailing — 3.98%
Safeway, Inc.	2,168,500	44,172,345
Tobacco — 1.20%
Lorillard, Inc.	195,500	13,249,035
TOTAL CONSUMER STAPLES		57,421,380
ENERGY — 0.72% Energy Equipment & Services — 0.35%
Tidewater, Inc.	90,700	3,888,309

	Shares Held	Value
Oil, Gas & Consumable Fuels — 0.37%
Chesapeake Energy Corporation	206,900	$4,102,827
TOTAL ENERGY		7,991,136
FINANCIALS — 28.84% Commercial Banks — 12.20%
Comerica, Inc.	1,170,800	24,762,420
Fifth Third Bancorp	5,321,700	37,784,070
First Horizon National Corporation	428,305	5,139,655
KeyCorp	6,457,820	33,838,977
PNC Financial Services Group	580,284	22,520,822
Regions Financial Corporation	2,782,800	11,242,512
		135,288,456
Consumer Finance — 1.80%
Capital One Financial Corporation	910,600	19,923,928
Diversified Financial Services — 1.72%
PHH Corporation (a)	1,050,000	19,089,000
Insurance — 11.44%
The Allstate Corporation	346,800	8,461,920
CNA Financial Corporation	1,490,324	23,055,312
Conseco, Inc. (a)	4,234,100	10,034,817
Genworth Financial, Inc.	2,282,900	15,957,471
The Hanover Insurance Group, Inc.	740,700	28,228,077
Prudential Financial, Inc.	581,000	21,624,820
XL Capital Limited	1,696,500	19,441,890
		126,804,307
Real Estate Management & Development — 1.68%
MI Developments, Inc. (b)	2,448,100	18,581,079
TOTAL FINANCIALS		319,686,770
HEALTH CARE — 7.11% Health Care Equipment & Supplies — 0.49%
Zimmer Holdings, Inc. (a)	128,500	5,474,100

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley Mid-Cap Value Fund

	Shares Held	Value
Health Care Providers & Services — 1.72%
Lincare Holdings, Inc. (a)	811,100	$19,077,072
Health Care Technology — 1.61%
IMS Health, Inc.	1,402,900	17,816,830
Pharmaceuticals — 3.29%
King Pharmaceuticals, Inc. (a)	3,785,900	36,458,217
TOTAL HEALTH CARE		78,826,219
INDUSTRIALS — 9.43% Aerospace & Defense — 2.79%
Empresa Brasileira de Aeronautica SA — ADR	1,867,300	30,922,488
Air Freight & Logistics — 0.46%
FedEx Corporation	92,500	5,144,850
Industrial Conglomerates — 0.99%
Tyco International Limited	420,900	10,934,982
Machinery — 0.97%
PACCAR, Inc.	331,900	10,790,069
Professional Services — 2.79%
Manpower, Inc.	729,300	30,878,562
Road & Rail — 1.43%
Con-way, Inc.	450,000	15,889,500
TOTAL INDUSTRIALS		104,560,451
INFORMATION TECHNOLOGY — 19.09% Communications Equipment — 0.67%
Tellabs, Inc. (a)	1,295,700	7,424,361
Computers & Peripherals — 1.63%
Sun Microsystems, Inc. (a)	1,962,300	18,092,406
Electronic Equipment, Instruments & Components — 2.68%
Tyco Electronics Limited	1,598,700	29,719,833
Internet Software & Services — 0.90%
eBay, Inc. (a)	580,000	9,935,400
Semiconductor & Semiconductor Equipment — 3.93%
Maxim Integrated Products, Inc.	1,025,000	16,082,250
National Semiconductor Corporation	1,187,700	14,905,635
ON Semiconductor Corporation (a)	1,828,500	12,543,510
		43,531,395
Software — 9.28%
BMC Software, Inc. (a)	1,034,900	34,969,271
CA, Inc.	3,218,544	56,099,222
Novell, Inc. (a)	2,607,700	11,812,881
		102,881,374
TOTAL INFORMATION TECHNOLOGY		211,584,769

	Shares Held	Value
MATERIALS — 6.13% Chemicals — 5.17%
Eastman Chemical Company	553,600	$20,981,440
PPG Industries, Inc.	456,700	20,049,130
RPM International, Inc.	1,161,100	16,301,844
		57,332,414
Metals & Mining — 0.96%
Alcoa, Inc.	1,025,000	10,588,250
TOTAL MATERIALS		67,920,664
UTILITIES — 9.70% Electric Utilities — 7.66%
Edison International	702,900	22,113,234
Great Plains Energy, Inc.	1,347,600	20,955,180
Portland General Electric Company	1,282,400	24,981,152
Westar Energy, Inc.	898,400	16,862,968
		84,912,534
Independent Power Producers & Energy Traders — 1.04%
Mirant Corporation (a)	734,200	11,556,308
Multi-Utilities — 1.00%
Wisconsin Energy Corporation	271,800	11,064,978
TOTAL UTILITIES		107,533,820
Total investments — 99.88% (Cost $1,700,125,315)		1,107,179,176
Time deposit* — 0.39%		4,365,068
Liabilities in excess of other assets — (0.27)%		(3,024,864)
Net assets — 100.00%		$1,108,519,380

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Time deposit with Citibank bears interest at 0.03% and matures on 7/1/2009. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Great Plains Energy, Inc.	4.47%
The Hanover Insurance Group, Inc.	4.44%
United America Indemnity Limited - Class A	4.07%
Lawson Software, Inc.	3.72%
Portland General Electric Company	3.50%
Miller Industries, Inc.	3.36%
Rent-A-Center, Inc.	3.25%
MI Developments, Inc.	3.09%
Westar Energy, Inc.	3.08%
King Pharmaceuticals, Inc.	2.99%

COMMON STOCKS — 98.88%	Shares Held	Value
CONSUMER DISCRETIONARY — 15.88% Hotels, Restaurants & Leisure — 0.30%
Lakes Entertainment, Inc. (a)	186,600	$543,006
Media — 3.43%
Interpublic Group of Companies, Inc. (a)	327,700	1,654,885
Valassis Communications, Inc. (a)	732,500	4,475,575
Westwood One, Inc. (a)	1,756,800	87,840
		6,218,300
Specialty Retail — 5.27%
Limited Brands, Inc.	306,300	3,666,411
Rent-A-Center, Inc. (a)	330,800	5,898,164
		9,564,575
Textiles, Apparel & Luxury Goods — 6.88%
Jones Apparel Group, Inc.	230,400	2,472,192
Quiksilver, Inc. (a)	2,115,900	3,914,415
Volcom, Inc. (a)	68,800	860,000
The Warnaco Group, Inc. (a)	161,600	5,235,840
		12,482,447
TOTAL CONSUMER DISCRETIONARY		28,808,328
ENERGY — 1.36% Energy Equipment & Services — 0.49%
Tidewater, Inc.	20,700	887,409
Oil, Gas & Consumable Fuels — 0.87%
Stone Energy Corporation (a)	212,300	1,575,266
TOTAL ENERGY		2,462,675
FINANCIALS — 27.73% Commercial Banks — 7.13%
City National Corporation	46,700	1,719,961
Fifth Third Bancorp	264,000	1,874,400
First Horizon National Corporation	404,942	4,859,305
KeyCorp	351,500	1,841,860
Webster Financial Corporation	328,900	2,647,645
		12,943,171

	Shares Held	Value
Diversified Financial Services — 2.58%
PHH Corporation (a)	257,200	$4,675,896
Insurance — 11.66%
Conseco, Inc. (a)	524,200	1,242,354
Employers Holdings, Inc.	282,600	3,829,230
The Hanover Insurance Group, Inc.	211,500	8,060,265
PMA Capital Corporation (a)	140,000	637,000
United America Indemnity Limited — Class A (a)	1,541,627	7,384,394
		21,153,243
Real Estate Investment Trusts — 3.27%
CapLease, Inc.	1,118,500	3,087,060
U-Store-It Trust	580,000	2,842,000
		5,929,060
Real Estate Management & Development — 3.09%
MI Developments, Inc.	738,400	5,604,456
TOTAL FINANCIALS		50,305,826
HEALTH CARE — 6.46% Health Care Providers & Services — 1.78%
Lincare Holdings, Inc. (a)	137,300	3,229,296
Health Care Technology — 1.69%
IMS Health, Inc.	241,300	3,064,510
Pharmaceuticals — 2.99%
King Pharmaceuticals, Inc. (a)	564,000	5,431,320
TOTAL HEALTH CARE		11,725,126
INDUSTRIALS — 12.85% Aerospace & Defense — 1.10%
Empresa Brasileira de Aeronautica SA — ADR	120,200	1,990,512
Machinery — 3.36%
Miller Industries, Inc. (a) (b)	693,300	6,101,040

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley Small Cap Value Fund

	Shares Held	Value
Professional Services — 6.86%
Heidrick & Struggles International, Inc.	138,200	$2,522,150
Hudson Highland Group, Inc. (a) (b)	1,517,900	2,975,084
Manpower, Inc.	83,700	3,543,858
Spherion Corporation (a)	824,900	3,398,588
		12,439,680
Road & Rail — 1.53%
Con-way, Inc.	78,700	2,778,897
TOTAL INDUSTRIALS		23,310,129
INFORMATION TECHNOLOGY — 15.41% Computers & Peripherals — 1.27%
Teradata Corporation (a)	98,100	2,298,483
IT Services — 4.57%
InfoGROUP, Inc. (a)	374,000	2,135,540
Ness Technologies, Inc. (a)	264,600	1,034,586
Patni Computer Systems Limited — ADR	467,400	5,122,704
		8,292,830
Semiconductor & Semiconductor Equipment — 2.47%
Cabot Microelectronics Corporation (a)	62,300	1,762,467
ON Semiconductor Corporation (a)	394,800	2,708,328
		4,470,795
Software — 7.10%
Lawson Software, Inc. (a)	1,208,200	6,741,756
Novell, Inc. (a)	971,700	4,401,801
TIBCO Software, Inc. (a)	243,200	1,743,744
		12,887,301
TOTAL INFORMATION TECHNOLOGY		27,949,409
MATERIALS — 6.97% Chemicals — 3.87%
Eastman Chemical Company	115,400	4,373,660
RPM International, Inc.	188,100	2,640,924
		7,014,584
Metals & Mining — 3.10%
Carpenter Technology Corporation	243,700	5,071,397
Universal Stainless & Alloy (a)	34,500	561,315
		5,632,712
TOTAL MATERIALS		12,647,296

	Shares Held	Value
UTILITIES — 12.22% Electric Utilities — 11.05%
Great Plains Energy, Inc.	521,700	$8,112,435
Portland General Electric Company	326,400	6,358,272
Westar Energy, Inc.	297,500	5,584,075
		20,054,782
Independent Power Producers & Energy Traders — 1.17%
Mirant Corporation (a)	134,900	2,123,326
TOTAL UTILITIES		22,178,108
Total investments — 98.88% (Cost $283,642,092)		179,386,897
Time deposit* — 0.10%		179,825
Other assets in excess of liabilities — 1.02%		1,844,535
Net assets — 100.00%		$181,411,257

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Time deposit with Citibank bears interest at 0.03% and matures on 7/1/2009. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley All Cap Value Fund

Largest Equity Holdings	Percent of net assets
Philip Morris International, Inc.	10.07%
Great Plains Energy, Inc.	6.32%
CA, Inc.	6.02%
Overhill Farms, Inc.	5.61%
Royal Dutch Shell PLC - Class B - ADR	5.55%
Bristol-Myers Squibb Company	4.95%
Hudson Highland Group, Inc.	4.56%
Vodafone Group PLC - ADR	4.54%
JPMorgan Chase & Company	3.98%
MI Developments, Inc.	3.57%

COMMON STOCKS — 87.15%	Shares Held	Value
CONSUMER DISCRETIONARY — 4.60% Distributors — 0.48%
KSW, Inc.	60,300	$162,810
Hotels, Restaurants & Leisure — 1.11%
Lakes Entertainment, Inc. (a)	129,000	375,390
Media — 0.02%
Westwood One, Inc. (a)	135,600	6,780
Specialty Retail — 2.49%
Rent-A-Center, Inc. (a)	47,200	841,576
Textiles, Apparel & Luxury Goods — 0.50%
R.G. Barry Corporation	26,000	169,000
TOTAL CONSUMER DISCRETIONARY		1,555,556
CONSUMER STAPLES — 19.64% Beverages — 1.07%
The Coca-Cola Company	7,500	359,925
Food & Staples Retailing — 0.95%
Safeway, Inc.	15,700	319,809
Food Products — 7.55%
Kraft Foods, Inc. — Class A	25,900	656,306
Overhill Farms, Inc. (a)	360,100	1,897,727
		2,554,033
Tobacco — 10.07%
Philip Morris International, Inc.	78,100	3,406,722
TOTAL CONSUMER STAPLES		6,640,489
ENERGY — 5.55% Oil, Gas & Consumable Fuels — 5.55%
Royal Dutch Shell PLC — Class B — ADR	36,900	1,876,734
TOTAL ENERGY		1,876,734
FINANCIALS — 19.45% Commercial Banks — 2.58%
Wells Fargo & Company	36,005	873,481

	Shares Held	Value
Diversified Financial Services — 6.97%
Bank of America Corporation	76,500	$1,009,800
JPMorgan Chase & Company	39,500	1,347,345
		2,357,145
Insurance — 6.33%
Conseco, Inc. (a)	87,000	206,190
Genworth Financial, Inc.	16,700	116,733
The Travelers Companies, Inc.	18,600	763,344
United America Indemnity Limited — Class A (a)	220,269	1,055,089
		2,141,356
Real Estate Management & Development — 3.57%
MI Developments, Inc.	159,000	1,206,810
TOTAL FINANCIALS		6,578,792
HEALTH CARE — 6.99% Pharmaceuticals — 6.99%
Bristol-Myers Squibb Company	82,500	1,675,575
Schering-Plough Corporation	27,300	685,776
		2,361,351
TOTAL HEALTH CARE		2,361,351
INDUSTRIALS — 7.94% Machinery — 3.38%
Miller Industries, Inc. (a)	129,798	1,142,222
Professional Services — 4.56%
Hudson Highland Group, Inc. (a)	788,000	1,544,480
TOTAL INDUSTRIALS		2,686,702
INFORMATION TECHNOLOGY — 11.36% Computers & Peripherals — 1.95%
Sun Microsystems, Inc. (a)	71,700	661,074
Electronic Equipment, Instruments & Components — 0.90%
Tyco Electronics Limited	16,300	303,017

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley All Cap Value Fund

	Shares Held	Value
Software — 8.51%
CA, Inc.	116,900	$2,037,567
Microsoft Corporation	35,400	841,458
		2,879,025
TOTAL INFORMATION TECHNOLOGY		3,843,116
MATERIALS — 3.79% Containers & Packaging — 0.99%
UFP Technologies, Inc. (a)	80,100	334,017
Metals & Mining — 2.80%
Carpenter Technology Corporation	45,600	948,936
TOTAL MATERIALS		1,282,953
TELECOMMUNICATION SERVICES — 4.54% Wireless Telecommunication Services — 4.54%
Vodafone Group PLC — ADR	78,700	1,533,863
TOTAL TELECOMMUNICATION SERVICES		1,533,863
UTILITIES — 3.29% Electric Utilities — 3.29%
Edison International	24,500	770,770
Exelon Corporation	6,700	343,107
		1,113,877
TOTAL UTILITIES		1,113,877
Total common stocks (Cost $41,303,489)		29,473,433
MISCELLANEOUS — 1.94%
Boulder Growth & Income Fund Inc.	145,300	656,756
Total miscellaneous (Cost $577,385)		656,756
CONVERTIBLE PREFERRED STOCKS — 6.32%
UTILITIES — 6.32% Electric Utilities — 6.32%
Great Plains Energy, Inc., 12.000%	37,200	2,139,000
TOTAL UTILITIES		2,139,000
Total convertible preferred stocks (Cost $1,907,988)		2,139,000

PREFERRED STOCKS — 3.45%	Shares Held	Value
FINANCIALS — 3.45% Diversified Financial Services — 3.45%
Citigroup, Inc. — Series AA, 8.125%	62,400	$1,165,632
TOTAL FINANCIALS		1,165,632
Total preferred stocks (Cost $1,055,606)		1,165,632
Total investments — 98.86% (Cost $44,844,468)		33,434,821
Time deposit* — 0.93%		313,589
Other assets in excess of liabilities — 0.21%		71,566
Net assets — 100.00%		$33,819,976

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Time deposit with Wells Fargo bears interest at 0.03% and matures on 7/1/2009. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley High Yield Fund

Largest Holdings	Percent of net assets
GMAC, Inc.	4.58%
Ford Motor Credit Company LLC	4.14%
Georgia-Pacific LLC	3.05%
HCA, Inc.	2.95%
Delta Air Lines	2.31%
Biomet, Inc.	2.22%
Time Warner Telecom Holdings	1.95%
Mirant Americas Generation LLC	1.95%
CHS/Community Health Systems	1.93%
Chesapeake Energy Corporation	1.86%

CORPORATE BONDS — 92.48%	Principal Amount	Value
Aerospace/Defense — 1.17%
L-3 Communications Corporation 5.875%, 01/15/2015	$400,000	$357,000
Apparel/Textiles — 3.17%
Jones Apparel Group 5.125%, 11/15/2014	300,000	253,500
Limited Brands, Inc. 8.500%, 06/15/2019 (Acquired 06/16/09; Cost $387,035) (r)	400,000	383,862
Quiksilver, Inc. 6.875%, 04/15/2015	625,000	334,375
		971,737
Auto Loans — 4.14%
Ford Motor Credit Company LLC 3.889%, 01/13/2012 (a)	250,000	193,750
7.800%, 06/01/2012	1,250,000	1,076,189
		1,269,939
Auto Parts & Equipment — 1.66%
Goodyear Tire & Rubber Company 10.500%, 05/15/2016 (b)	500,000	507,500
Banking — 7.60%
CIT Group, Inc. 0.974%, 08/17/2009 (a)	400,000	388,763
Fifth Third Bancorp 4.500%, 06/01/2018	750,000	537,135
GMAC, Inc. 7.750%, 01/19/2010 (Acquired 05/06/09 — 05/20/09; Cost $761,048) (r)	800,000	788,000
7.250%, 03/02/2011	300,000	272,308
7.000%, 02/01/2012 (Acquired 04/29/09; Cost $294,991) (r)	400,000	343,200
		2,329,406

	Principal Amount	Value
Building & Construction — 1.31%
M/I Homes, Inc. 6.875%, 04/01/2012 (i)	$500,000	$402,500
Chemicals — 2.96%
The Dow Chemical Company 8.550%, 05/15/2019	500,000	501,714
Nalco Company 8.250%, 05/15/2017 (Acquired 05/06/09; Cost $391,556) (r)	400,000	404,000
		905,714
Consumer/Commercial/Lease Financing — 1.30%
International Lease Finance Corporation — Series R 5.650%, 06/01/2014	550,000	398,953
Electric — Generation — 8.23%
AES Corporation 9.750%, 04/15/2016 (Acquired 04/13/09; Cost $141,944) (r)	150,000	152,625
AES Ironwood LLC 8.857%, 11/30/2025	331,841	288,701
DYN-RSTN/DNKM PT Trust — Series B 7.670%, 11/08/2016	500,000	438,750
Edison Mission Energy 7.000%, 05/15/2017	300,000	231,750
Midwest Generation LLC — Series B 8.560%, 01/02/2016	390,687	382,873
Mirant Americas Generation LLC 8.500%, 10/01/2021	750,000	596,250
NRG Energy, Inc. 7.250%, 02/01/2014 (b)	445,000	432,763
		2,523,712
Electric — Integrated — 0.83%
CMS Energy Corporation 8.750%, 06/15/2019	250,000	254,181

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley High Yield Fund

	Principal Amount	Value
Energy — Exploration & Production — 4.78%
Bill Barrett Corporation 9.875%, 07/15/2016 (d)	$250,000	$237,930
Chesapeake Energy Corporation 7.500%, 06/15/2014	600,000	571,500
Forest Oil Corporation 8.500%, 02/15/2014 (Acquired 04/01/09 — 04/07/09; Cost $377,713) (r)	400,000	395,000
Quicksilver Resources, Inc. 11.750%, 01/01/2016	250,000	260,000
		1,464,430
Food & Drug Retailers — 1.97%
Amer Stores Company 8.000%, 06/01/2026	400,000	351,000
Rite Aid Corporation 9.750%, 06/12/2016 (Acquired 06/09/09; Cost $250,000) (r)	250,000	251,250
		602,250
Forestry/Paper — 4.78%
Clearwater Paper Corporation 10.625%, 06/15/2016 (Acquired 06/08/09; Cost $246,980) (i) (r)	250,000	256,250
Georgia-Pacific LLC 8.250%, 05/01/2016 (Acquired 04/20/09; Cost $288,746) (r)	300,000	292,500
8.000%, 01/15/2024	750,000	641,250
Verso Paper Holdings LLC 11.500%, 07/01/2014 (Acquired 05/28/09; Cost $276,167) (r)	300,000	276,000
		1,466,000
Gaming — 2.70%
Ameristar Casinos, Inc. 9.250%, 06/01/2014 (Acquired 05/12/09; Cost $291,443) (r)	300,000	307,500
MGM Mirage, Inc. 10.375%, 05/15/2014 (Acquired 05/14/09; Cost $486,171) (r)	500,000	521,250
		828,750
Gas Distribution — 2.90%
El Paso Corporation 7.000%, 06/15/2017 (b)	300,000	274,726
Ferrellgas Partners LP 8.750%, 06/15/2012	350,000	327,250
Inergy LP/Inergy Finance 8.250%, 03/01/2016	300,000	287,250
		889,226

	Principal Amount	Value
Health Services — 7.93%
Biomet, Inc. 10.375%, 10/15/2017	$700,000	$680,750
CHS/Community Health Systems 8.875%, 07/15/2015	600,000	591,000
HCA, Inc. 6.375%, 01/15/2015	500,000	408,750
9.625%, 11/15/2016	500,000	496,250
Tenet Healthcare Corporation 8.875%, 07/01/2019 (Acquired 06/01/09; Cost $238,120) (r)	250,000	252,500
		2,429,250
Hotels — 1.28%
Host Hotels & Resorts LP — Series Q 6.750%, 06/01/2016	450,000	392,625
Leisure — 1.93%
Speedway Motorsports, Inc. 8.750%, 06/01/2016 (Acquired 05/14/09; Cost $290,628) (r)	300,000	305,250
Universal City Development 11.750%, 04/01/2010	300,000	286,500
		591,750
Media — Cable — 3.79%
Charter Communications Operating LLC/ Capital Corporation 8.000%, 04/30/2012 (Acquired 04/13/09 — 04/28/09; Cost $464,721) (r)	500,000	483,750
CSC Holdings, Inc. 8.625%, 02/15/2019 (Acquired 04/01/09 — 04/02/09; Cost $292,827) (r)	300,000	293,250
Dish DBS Corporation 7.750%, 05/31/2015	400,000	383,000
		1,160,000
Media — Diversified — 1.19%
Quebecor Media 7.750%, 03/15/2016	400,000	364,500
Media — Services — 2.82%
Interpublic Group of Companies, Inc. 10.000%, 07/15/2017 (Acquired 06/10/09; Cost $293,916) (r)	300,000	303,750
Lamar Media Corporation 9.750%, 04/01/2014 (Acquired 04/01/09 — 04/07/09; Cost $294,519) (r)	300,000	311,625
WMG Acquisition Corporation 9.500%, 06/15/2016 (Acquired 05/19/09; Cost $240,838) (r)	250,000	250,000
		865,375

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley High Yield Fund

	Principal Amount	Value
Metals/Mining Excluding Steel — 1.71%
Teck Resources Limited 10.250%, 05/15/2016 (Acquired 05/05/09; Cost $473,755) (r)	$500,000	$524,394
Non-Food & Drug Retailers — 1.45%
Macy's Retail Holdings, Inc. 7.450%, 10/15/2016	286,000	242,442
Penske Auto Group, Inc. 7.750%, 12/15/2016	250,000	203,125
		445,567
Oil Refining & Marketing — 0.81%
Tesoro Corporation 9.750%, 06/01/2019	250,000	248,125
Packaging — 2.30%
BWAY Corporation 10.000%, 04/15/2014 (Acquired 04/01/09 — 04/24/09; Cost $314,386) (r)	350,000	350,875
Solo Cup Company 10.500%, 11/01/2013 (Acquired 06/24/09; Cost $349,491) (d) (r)	350,000	352,625
		703,500
Pharmaceuticals — 0.81%
Valeant Pharmaceuticals 8.375%, 06/15/2016 (Acquired 06/03/09; Cost $242,072) (r)	250,000	249,375
Printing & Publishing — 1.19%
Valassis Communications 8.250%, 03/01/2015	500,000	363,125
Railroads — 0.95%
Railamerica, Inc. 9.250%, 07/01/2017 (Acquired 06/17/09; Cost $287,803) (r)	300,000	291,000
Restaurants — 0.71%
O'Charley's, Inc. 9.000%, 11/01/2013	250,000	218,750
Support — Services — 0.64%
RSC Equipment Rental, Inc. 10.000%, 07/15/2017 (Acquired 06/26/09; Cost $194,640) (r)	200,000	197,500

	Principal Amount	Value
Telecom — Integrated/Services — 9.11%
DigitalGlobe, Inc. 10.500%, 05/01/2014 (Acquired 04/21/09; Cost $241,005) (r)	$250,000	$260,000
Hughes Network Systems LLC 9.500%, 04/15/2014 (Acquired 06/05/09; Cost $490,162) (r)	500,000	490,000
Intelsat Corporation 9.250%, 08/15/2014 (Acquired 06/15/09; Cost $492,598) (r)	500,000	486,250
Qwest Capital Funding 7.250%, 02/15/2011	300,000	292,500
Qwest Communications International — Series B 7.500%, 02/15/2014	300,000	275,250
Qwest Corporation 8.375%, 05/01/2016 (Acquired 04/07/09; Cost $370,679) (r)	400,000	388,000
Time Warner Telecom Holdings 9.250%, 02/15/2014	600,000	598,500
		2,790,500
Telecom — Wireless — 4.36%
Cricket Communications, Inc. 10.000%, 07/15/2015 (Acquired 04/13/09; Cost $246,875) (r)	250,000	249,375
7.750%, 05/15/2016 (Acquired 05/28/09; Cost $288,487) (r)	300,000	290,250
MetroPCS Wireless, Inc. 9.250%, 11/01/2014	300,000	299,625
Sprint Capital Corporation 7.625%, 01/30/2011	500,000	496,875
		1,336,125
Total corporate bonds (Cost $27,275,550)		28,342,759
ASSET BACKED SECURITIES — 3.23%
Airlines — 3.23%
Delta Air Lines Series 2000-1, Class A-2, 7.570%, 05/18/2012	450,000	429,750
Series 2001-1, Class A-2, 7.111%, 03/18/2013	300,000	279,000
UAL 2007 Pass Trust — Series 2007-1, Class A 6.636%, 01/02/2024 (i)	372,412	279,309
Total asset backed securities (Cost $942,313)		988,059

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2009

Hotchkis and Wiley High Yield Fund

PREFERRED STOCKS — 0.76%	Shares	Value
Banking — 0.76%
Citigroup, Inc. — Series AA, 8.125%	12,500	$233,500
Total preferred stocks (Cost $260,000)		233,500
Total investments — 96.47% (Cost $28,477,863)		29,564,318
Time deposits* — 5.68%		1,741,643
Liabilities in excess of other assets — (2.15)%		(657,857)
Net assets — 100.00%		$30,648,104

(a) — The coupon rate shown on variable rate securities represents the rate at June 30, 2009.

(b) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Delayed delivery security.

(i) — Illiquid security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of restricted securities was $10,701,206, representing 34.92% of net assets.

* — Time deposits of $541,643 with Citibank and $1,200,000 with Wells Fargo bear interest at 0.03% and mature on 7/1/2009. Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

Statements of Assets & Liabilities

JUNE 30, 2009

	Core Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	All Cap Value Fund	High Yield Fund
Assets:
Investments, at value*
Unaffiliated issuers	$422,253,378	$1,136,516,711	$1,088,598,097	$170,310,773	$33,434,821	$29,564,318
Affiliated issuers	—	—	18,581,079	9,076,124	—	—
Collateral for securities on loan	464,259	—	—	—	—	—
Time deposit	10,305,359	19,869,035	4,365,068	179,825	313,589	1,741,643
Dividends and interest receivable	874,192	2,246,592	1,597,379	351,419	109,176	545,823
Receivable for investments sold	—	2,619,079	3,274,359	20,863,579	648,050	1,183,995
Receivable for Fund shares sold	164,156	2,569,638	2,239,766	324,788	6,544	85,627
Receivable from Advisor	63,971	—	—	—	—	7,424
Other assets	64,047	106,154	79,450	20,117	9,579	2,508
Total assets	$434,189,362	$1,163,927,209	$1,118,735,198	$201,126,625	$34,521,759	$33,131,338
Liabilities:
Collateral for securities on loan	$464,259	$—	$—	$—	$—	$—
Payable for investments purchased	1,698,031	6,911,073	4,486,010	562,420	533,829	2,443,528
Payable for Fund shares repurchased	831,950	5,564,710	3,916,318	18,879,026	59,295	—
Payable to Advisor	—	693,011	703,623	126,527	21,060	—
Accrued expenses and other liabilities	773,279	1,265,832	1,109,867	147,395	87,599	39,706
Total liabilities	3,767,519	14,434,626	10,215,818	19,715,368	701,783	2,483,234
Net assets	$430,421,843	$1,149,492,583	$1,108,519,380	$181,411,257	$33,819,976	$30,648,104
Net Assets consist of:
Paid in capital	$1,419,042,758	$2,917,698,582	$2,356,238,069	$344,669,236	$56,928,646	$28,398,515
Undistributed net investment income	7,331,995	20,629,731	11,134,207	956,226	468,473	—
Undistributed net realized gain (loss) on securities	(807,845,272)	(1,340,863,541)	(665,906,757)	(59,959,010)	(12,167,496)	1,163,134
Net unrealized appreciation (depreciation) of securities	(188,107,638)	(447,972,189)	(592,946,139)	(104,255,195)	(11,409,647)	1,086,455
Net assets	$430,421,843	$1,149,492,583	$1,108,519,380	$181,411,257	$33,819,976	$30,648,104
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$352,322,456	$500,820,821	$850,808,630	$164,019,969	$17,668,289	$28,096,762
Shares outstanding (unlimited shares $0.001 par value authorized)	52,077,270	43,591,565	61,810,403	7,756,150	1,607,600	2,577,826
Net asset value per share	$6.77	$11.49	$13.76	$21.15	$10.99	$10.90
Calculation of Net Asset Value Per Share — Class A
Net assets	$60,533,393	$584,598,350	$224,666,525	$15,630,473	$9,532,694	$2,551,342
Shares outstanding (unlimited shares $0.001 par value authorized)	8,917,746	51,107,881	16,421,319	737,840	865,719	234,339
Net asset value per share	$6.79	$11.44	$13.68	$21.18	$11.01	$10.89
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$7.17	$12.07	$14.44	$22.35	$11.62
(Net asset value per share divided by 0.9625)						$11.31
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$17,565,994	$44,950,700	$26,888,487	$1,760,815	$6,618,993
Shares outstanding (unlimited shares $0.001 par value authorized)	2,604,935	3,967,386	2,069,563	89,592	623,879
Net asset value per share	$6.74	$11.33	$12.99	$19.65	$10.61
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$19,122,712	$6,155,738
Shares outstanding (unlimited shares $0.001 par value authorized)		1,657,017	445,339
Net asset value per share		$11.54	$13.82
*Cost of investments
Unaffiliated issuers	$610,361,016	$1,584,488,900	$1,631,595,940	$241,714,387	$44,844,468	$28,477,863
Affiliated issuers	—	—	68,529,375	41,927,705	—	—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2009

	Core Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	All Cap Value Fund	High Yield Fund+
Investment income:
Dividends*
Unaffiliated issuers	$20,915,817	$53,929,299	$24,957,409	$3,584,043	$1,135,290	$5,078
Affiliated issuers	—	—	2,371,637	—	—	—
Interest	139,501	171,449	293,831	32,303	6,093	639,418
Securities on loan	245,137	706,212	464,427	70,903	2,675	—
Total income	21,300,455	54,806,960	28,087,304	3,687,249	1,144,058	644,496
Expenses:
Advisory fees	5,062,781	11,735,555	10,089,910	1,632,421	275,485	36,485
Professional fees and expenses	56,500	122,311	110,739	30,483	20,348	15,671
Custodian fees and expenses	19,685	44,829	37,243	9,507	4,073	1,103
Transfer agent fees and expenses	1,573,062	3,080,012	3,656,263	485,807	55,503	6,066
Accounting fees and expenses	90,039	200,992	173,848	32,776	9,170	13,824
Administration fees and expenses	334,096	789,530	675,912	103,590	17,492	6,856
Trustees' fees and expenses	67,355	157,756	134,987	20,971	3,619	500
Reports to shareholders	72,040	213,061	315,703	48,635	3,742	5,000
Registration fees	50,003	133,486	86,952	44,336	40,195	2,547
Distribution and service fees — Class A	212,324	2,037,407	655,453	56,857	30,421	325
Distribution and service fees — Class C	253,780	635,289	346,609	23,003	81,107	—
Distribution and service fees — Class R	—	129,065	40,696	—	—	—
Offering costs	—	—	—	—	—	44,960
Other expenses	92,777	206,329	161,132	24,163	7,417	974
Total expenses	7,884,442	19,485,622	16,485,447	2,512,549	548,572	134,311
Less, Distribution and service fees — Class C waiver (Note 2)	(56,355)	(205,679)	(165,657)	(9,236)	(26,679)	—
Expense waiver by Advisor (Note 2)	(1,005,482)	(254,159)	—	—	—	(87,551)
Net expenses	6,822,605	19,025,784	16,319,790	2,503,313	521,893	46,760
Net investment income	14,477,850	35,781,176	11,767,514	1,183,936	622,165	597,736
Realized and Unrealized Gain (Loss) on Securities:
Net realized gains (losses) from sales of
Unaffiliated issuers	(627,551,104)	(1,292,226,829)	(371,858,000)	(38,981,447)	(11,334,640)	1,098,073
Affiliated issuers	—	—	(103,352,988)	(18,500,650)	—	—
Net realized gains (losses) from sales	(627,551,104)	(1,292,226,829)	(475,210,988)	(57,482,097)	(11,334,640)	1,098,073
Net change in unrealized appreciation (depreciation) of securities	253,837,549	507,038,952	14,552,547	(45,264,062)	(1,258,410)	1,086,455
Net gains (losses) on securities	(373,713,555)	(785,187,877)	(460,658,441)	(102,746,159)	(12,593,050)	2,184,528
Net Increase (Decrease) in Net Assets Resulting from Operations	$(359,235,705)	$(749,406,701)	$(448,890,927)	$(101,562,223)	$(11,970,885)	$2,782,264
*Net of Foreign Taxes Withheld	$13,104	$23,041	$313,177	$73,477	$16,628	—

+ The Fund commenced operations on March 31, 2009.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Core Value Fund		Large Cap Value Fund		Mid-Cap Value Fund
	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008
Operations:
Net investment income	$14,477,850	$27,308,198	$35,781,176	$59,332,258	$11,767,514	$17,683,318
Net realized gains (losses) on securities	(627,551,104)	(172,436,548)	(1,292,226,829)	(1,827,323)	(475,210,988)	(166,235,439)
Net change in unrealized appreciation (depreciation) of securities	253,837,549	(616,740,605)	507,038,952	(1,686,859,361)	14,552,547	(1,308,134,584)
Net increase (decrease) in net assets resulting from operations	(359,235,705)	(761,868,955)	(749,406,701)	(1,629,354,426)	(448,890,927)	(1,456,686,705)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(18,605,517)	(16,756,441)	(20,931,482)	(24,445,606)	(7,177,531)	(17,607,672)
Class A	(2,702,018)	(1,910,536)	(22,781,755)	(20,847,020)	(1,032,606)	(2,534,440)
Class C	(631,070)	(15,089)	(917,265)	(288,340)	—	—
Class R	—	—	(570,363)	(476,173)	(6,142)	(33,893)
Net realized gains on securities:
Class I	—	(102,705,915)	(15,653)	(166,352,921)	(2,924,400)	(372,401,415)
Class A	—	(20,784,679)	(19,824)	(189,641,554)	(764,423)	(107,514,131)
Class C	—	(5,904,382)	(1,510)	(22,374,659)	(98,226)	(21,238,299)
Class R	—	—	(596)	(6,525,008)	(21,021)	(3,191,823)
Net decrease in net assets resulting from dividends and distributions to shareholders	(21,938,605)	(148,077,042)	(45,238,448)	(430,951,281)	(12,024,349)	(524,521,673)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(535,009,768)	(287,246,844)	(783,221,183)	(1,498,576,642)	(471,235,094)	(1,089,063,226)
Net Assets:
Total increase (decrease) in net assets	(916,184,078)	(1,197,192,841)	(1,577,866,332)	(3,558,882,349)	(932,150,370)	(3,070,271,604)
Beginning of period	1,346,605,921	2,543,798,762	2,727,358,915	6,286,241,264	2,040,669,750	5,110,941,354
End of period	$430,421,843	$1,346,605,921	$1,149,492,583	$2,727,358,915	$1,108,519,380	$2,040,669,750
Undistributed net investment income	$7,331,995	$14,792,750	$20,629,731	$30,050,259	$11,134,207	$7,583,445

* Amount revised due to typographical error.

+ The Fund commenced operations on March 31, 2009.

The accompanying notes are an integral part of these financial statements.

	Small Cap Value Fund		All Cap Value Fund		High Yield Fund
	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008	Period ended June 30, 2009+
Operations:
Net investment income	$1,183,936	$1,395,183	$622,165	$225,952	$597,736
Net realized gains (losses) on securities	(57,482,097)	2,869,201	(11,334,640)	(453,025)	1,098,073
Net change in unrealized appreciation (depreciation) of securities	(45,264,062)	(186,591,104)*	(1,258,410)	(35,643,076)	1,086,455
Net increase (decrease) in net assets resulting from operations	(101,562,223)	(182,326,720)	(11,970,885)	(35,870,149)	2,782,264
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(1,389,182)	—	(162,835)	(84,067)	(587,878)
Class A	(95,838)	—	(71,774)	(45,119)	(9,858)
Class C	—	—	(15,361)	—	—
Class R	—	—	—	—	—
Net realized gains on securities:
Class I	(4,227,550)	(37,215,564)	—	(2,985,960)	—
Class A	(498,244)	(6,833,327)	—	(3,656,767)	—
Class C	(53,535)	(696,153)	—	(2,619,799)	—
Class R	—	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(6,264,349)	(44,745,044)	(249,970)	(9,391,712)	(597,736)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(50,395,089)	(95,581,536)	(13,230,756)	(51,475,116)	28,463,576
Net Assets:
Total increase (decrease) in net assets	(158,221,661)	(322,653,300)	(25,451,611)	(96,736,977)	30,648,104
Beginning of period	339,632,918	662,286,218	59,271,587	156,008,564	—
End of period	$181,411,257	$339,632,918	$33,819,976	$59,271,587	$30,648,104
Undistributed net investment income	$956,226	$1,485,015	$468,473	$96,308	$—

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Core Value Fund	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2009	$9.57	$0.16	$(2.65)	$(2.49)	$(0.31)	—	$(0.31)	$6.77	–25.59%	$352,322	0.95%	1.10%	2.20%
Year ended 6/30/2008	15.26	0.18	(4.88)	(4.70)	(0.14)	$(0.85)	(0.99)	9.57	–32.13	1,132,685	0.95	0.98	1.46
Year ended 6/30/2007	12.85	0.11	2.68	2.79	(0.11)	(0.27)	(0.38)	15.26	21.80	1,712,419	0.95	0.98	0.77
Year ended 6/30/2006	12.28	0.14	0.51	0.65	(0.05)	(0.03)	(0.08)	12.85	5.31	765,092	0.95	0.99	1.08
Period from 8/30/2004[1] to 6/30/2005	10.00	0.08	2.23	2.31	(0.03)	—	(0.03)	12.28	23.16	36,586	0.95[4]	1.30[4]	0.96[4]
Class A
Year ended 6/30/2009	9.56	0.14	(2.64)	(2.50)	(0.27)	—	(0.27)	6.79	–25.83	60,533	1.20	1.36	1.98
Year ended 6/30/2008	15.21	0.14	(4.86)	(4.72)	(0.08)	(0.85)	(0.93)	9.56	–32.29	168,160	1.20	1.22	1.07
Year ended 6/30/2007	12.80	0.07	2.68	2.75	(0.07)	(0.27)	(0.34)	15.21	21.57	670,824	1.20	1.21	0.49
Year ended 6/30/2006	12.26	0.11	0.50	0.61	(0.04)	(0.03)	(0.07)	12.80	5.01	673,032	1.20	1.23	0.82
Period from 8/30/2004[1] to 6/30/2005	10.00	0.05	2.24	2.29	(0.03)	—	(0.03)	12.26	22.93	21,684	1.20[4]	1.50[4]	0.73[4]
Class C
Year ended 6/30/2009	9.41	0.11	(2.60)	(2.49)	(0.18)	—	(0.18)	6.74	–26.26	17,566	1.73	2.09	1.48
Year ended 6/30/2008	15.01	0.04	(4.79)	(4.75)	(0.00)[5]	(0.85)	(0.85)	9.41	–32.81	45,761	1.95	1.97	0.35
Year ended 6/30/2007	12.66	(0.03)	2.65	2.62	—	(0.27)	(0.27)	15.01	20.77	160,555	1.90	1.96	(0.21)
Year ended 6/30/2006	12.19	0.01	0.50	0.51	(0.01)	(0.03)	(0.04)	12.66	4.24	162,885	1.95	1.98	0.06
Period from 8/30/2004[1] to 6/30/2005	10.00	0.01	2.20	2.21	(0.02)	—	(0.02)	12.19	22.10	15,483	1.95[4]	2.26[4]	(0.02)[4]

	Year Ended June 30,				Period August 30, 2004[1]
	2009	2008	2007	2006	through June 30, 2005
Portfolio turnover rate	70%	74%	44%	13%	13%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income
Class I
Year ended 6/30/2009	$16.33	$0.29	$(4.80)	$(4.51)	$(0.33)	$(0.00)[5]	$(0.33)	$11.49	–27.81%	$500,821	1.05%	1.07%	2.45%
Year ended 6/30/2008	26.62	0.33	(8.32)	(7.99)	(0.28)	(2.02)	(2.30)	16.33	–31.84	1,168,499	1.00	1.00	1.53
Year ended 6/30/2007	23.42	0.25	4.25	4.50	(0.29)	(1.01)	(1.30)	26.62	19.63	2,669,807	0.98	0.98	0.98
Year ended 6/30/2006	23.47	0.33	0.40	0.73	(0.25)	(0.53)	(0.78)	23.42	3.10	2,119,374	0.98	0.98	1.40
Year ended 6/30/2005	20.09	0.17	3.42	3.59	(0.13)	(0.08)	(0.21)	23.47	17.95	1,235,903	0.99	0.99	1.22
Class A
Year ended 6/30/2009	16.25	0.27	(4.79)	(4.52)	(0.29)	(0.00)[5]	(0.29)	11.44	–28.02	584,598	1.30	1.32	2.21
Year ended 6/30/2008	26.51	0.28	(8.31)	(8.03)	(0.21)	(2.02)	(2.23)	16.25	–32.06	1,397,045	1.25	1.25	1.28
Year ended 6/30/2007	23.32	0.19	4.24	4.43	(0.23)	(1.01)	(1.24)	26.51	19.35	3,060,990	1.22	1.22	0.73
Year ended 6/30/2006	23.39	0.27	0.39	0.66	(0.20)	(0.53)	(0.73)	23.32	2.82	2,959,444	1.22	1.22	1.15
Year ended 6/30/2005	20.04	0.15	3.38	3.53	(0.10)	(0.08)	(0.18)	23.39	17.68	2,440,384	1.24	1.24	0.96
Class C
Year ended 6/30/2009	15.99	0.21	(4.72)	(4.51)	(0.15)	(0.00)[5]	(0.15)	11.33	–28.26	44,951	1.73	2.07	1.77
Year ended 6/30/2008	26.12	0.10	(8.18)	(8.08)	(0.03)	(2.02)	(2.05)	15.99	–32.59	116,947	2.00	2.00	0.45
Year ended 6/30/2007	22.96	0.03	4.19	4.22	(0.05)	(1.01)	(1.06)	26.12	18.62	452,182	1.83	1.97	0.12
Year ended 6/30/2006	23.07	0.09	0.39	0.48	(0.06)	(0.53)	(0.59)	22.96	2.08	488,480	1.97	1.97	0.40
Year ended 6/30/2005	19.84	0.04	3.29	3.33	(0.02)	(0.08)	(0.10)	23.07	16.80	506,674	1.99	1.99	0.22
Class R
Year ended 6/30/2009	16.37	0.23	(4.83)	(4.60)	(0.23)	(0.00)[5]	(0.23)	11.54	–28.17	19,123	1.55	1.57	1.93
Year ended 6/30/2008	26.68	0.22	(8.37)	(8.15)	(0.14)	(2.02)	(2.16)	16.37	–32.27	44,867	1.50	1.50	1.02
Year ended 6/30/2007	23.47	0.12	4.28	4.40	(0.18)	(1.01)	(1.19)	26.68	19.06	103,263	1.48	1.48	0.49
Year ended 6/30/2006	23.56	0.22	0.39	0.61	(0.17)	(0.53)	(0.70)	23.47	2.59	82,770	1.49	1.49	0.92
Year ended 6/30/2005	20.25	0.14	3.36	3.50	(0.11)	(0.08)	(0.19)	23.56	17.35	25,933	1.49	1.49	0.77

	Year Ended June 30,
	2009	2008	2007	2006	2005
Portfolio turnover rate	69%	55%	40%	27%	14%

1  Commencement of operations.

2  Effective 7/1/2005, net investment income (loss) per share has been calculated based on average shares outstanding during the period.

3  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

4  Annualized.

5  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2009	$17.44	$0.13	$(3.68)	$(3.55)	$(0.09)	$(0.04)	$(0.13)	$13.76	–20.21%	$850,809	1.15%	1.15%	0.94%
Year ended 6/30/2008	31.99	0.15	(10.34)	(10.19)	(0.20)	(4.16)	(4.36)	17.44	–34.05	1,551,863	1.03	1.03	0.65
Year ended 6/30/2007	28.91	0.14	5.98	6.12	(0.02)	(3.02)	(3.04)	31.99	21.87	3,681,426	1.02	1.02	0.44
Year ended 6/30/2006	28.55	0.12	2.27	2.39	(0.13)	(1.90)	(2.03)	28.91	8.53	2,873,684	1.01	1.01	0.40
Year ended 6/30/2005	24.53	0.10	4.83	4.93	(0.07)	(0.84)	(0.91)	28.55	20.41	2,244,061	1.03	1.03	0.36
Class A
Year ended 6/30/2009	17.32	0.09	(3.64)	(3.55)	(0.05)	(0.04)	(0.09)	13.68	–20.41	224,667	1.40	1.40	0.67
Year ended 6/30/2008	31.75	0.09	(10.26)	(10.17)	(0.10)	(4.16)	(4.26)	17.32	–34.20	415,674	1.28	1.28	0.38
Year ended 6/30/2007	28.77	0.06	5.94	6.00	—	(3.02)	(3.02)	31.75	21.56	1,150,029	1.26	1.26	0.19
Year ended 6/30/2006	28.41	0.05	2.25	2.30	(0.04)	(1.90)	(1.94)	28.77	8.27	1,088,854	1.27	1.27	0.16
Year ended 6/30/2005	24.43	0.04	4.81	4.85	(0.03)	(0.84)	(0.87)	28.41	20.13	1,075,253	1.28	1.28	0.16
Class C
Year ended 6/30/2009	16.40	0.05	(3.42)	(3.37)	—	(0.04)	(0.04)	12.99	–20.52	26,888	1.66	2.14	0.41
Year ended 6/30/2008	30.43	(0.10)	(9.77)	(9.87)	—	(4.16)	(4.16)	16.40	–34.68	60,544	2.03	2.03	(0.43)
Year ended 6/30/2007	27.83	(0.11)	5.73	5.62	—	(3.02)	(3.02)	30.43	20.88	252,320	1.81	2.01	(0.36)
Year ended 6/30/2006	27.70	(0.17)	2.20	2.03	—	(1.90)	(1.90)	27.83	7.46	246,242	2.01	2.01	(0.58)
Year ended 6/30/2005	23.99	(0.15)	4.70	4.55	—	(0.84)	(0.84)	27.70	19.23	252,381	2.03	2.03	(0.58)
Class R
Year ended 6/30/2009	17.49	0.06	(3.68)	(3.62)	(0.01)	(0.04)	(0.05)	13.82	–20.65	6,156	1.65	1.65	0.44
Year ended 6/30/2008	32.01	0.04	(10.36)	(10.32)	(0.04)	(4.16)	(4.20)	17.49	–34.35	12,588	1.53	1.53	0.16
Year ended 6/30/2007	29.05	(0.02)	6.00	5.98	—	(3.02)	(3.02)	32.01	21.27	27,167	1.52	1.52	(0.06)
Year ended 6/30/2006	28.71	(0.03)	2.28	2.25	(0.01)	(1.90)	(1.91)	29.05	7.99	22,501	1.51	1.51	(0.10)
Year ended 6/30/2005	24.78	(0.05)	4.89	4.84	(0.07)	(0.84)	(0.91)	28.71	19.83	20,038	1.53	1.53	(0.18)

	Year Ended June 30,
	2009	2008	2007	2006	2005
Portfolio turnover rate	85%	51%	45%	55%	27%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2009	$31.67	$0.12	$(9.99)	$(9.87)	$(0.16)	$(0.49)	$(0.65)	$21.15	–30.69%	$164,020	1.12%	1.12%	0.58%
Year ended 6/30/2008	50.00	0.15	(14.45)	(14.30)	—	(4.03)	(4.03)	31.67	–29.19	291,515	1.08	1.08	0.39
Year ended 6/30/2007	48.13	0.06	6.42	6.48	(0.09)	(4.52)	(4.61)	50.00	14.32	526,706	1.01	1.01	0.12
Year ended 6/30/2006	52.52	0.18	2.57	2.75	(0.14)	(7.00)	(7.14)	48.13	5.13	553,660	1.04	1.04	0.35
Year ended 6/30/2005	50.54	(0.08)	9.36	9.28	—	(7.30)	(7.30)	52.52	19.49	518,365	1.06	1.06	(0.16)
Class A
Year ended 6/30/2009	31.69	0.07	(10.00)	(9.93)	(0.09)	(0.49)	(0.58)	21.18	–30.90	15,630	1.37	1.37	0.32
Year ended 6/30/2008	50.14	0.02	(14.44)	(14.42)	—	(4.03)	(4.03)	31.69	–29.36	43,959	1.33	1.33	0.04
Year ended 6/30/2007	48.30	(0.06)	6.44	6.38	(0.02)	(4.52)	(4.54)	50.14	14.03	120,897	1.26	1.26	(0.14)
Year ended 6/30/2006	52.74	0.06	2.58	2.64	(0.08)	(7.00)	(7.08)	48.30	4.86	184,473	1.30	1.30	0.12
Year ended 6/30/2005	50.84	(0.20)	9.40	9.20	—	(7.30)	(7.30)	52.74	19.20	232,453	1.31	1.31	(0.40)
Class C
Year ended 6/30/2009	29.37	(0.01)	(9.22)	(9.23)	—	(0.49)	(0.49)	19.65	–31.05	1,761	1.72	2.12	(0.03)
Year ended 6/30/2008	47.18	(0.29)	(13.49)	(13.78)	—	(4.03)	(4.03)	29.37	–29.88	4,159	2.08	2.08	(0.80)
Year ended 6/30/2007	45.83	(0.22)	6.09	5.87	—	(4.52)	(4.52)	47.18	13.65	14,683	1.60	2.01	(0.48)
Year ended 6/30/2006	50.67	(0.32)	2.48	2.16	—	(7.00)	(7.00)	45.83	4.07	20,717	2.04	2.04	(0.63)
Year ended 6/30/2005	49.45	(0.56)	9.08	8.52	—	(7.30)	(7.30)	50.67	18.30	26,792	2.06	2.06	(1.15)

	Year Ended June 30,
	2009	2008	2007	2006	2005
Portfolio turnover rate	65%	62%	31%	52%	49%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
All Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement	Expenses	Net investment income (loss)
Class I
Year ended 6/30/2009	$13.72	$0.20	$(2.82)	$(2.62)	$(0.11)	—	$(0.11)	$10.99	–18.87%	$17,668	1.19%	1.19%	1.99%
Year ended 6/30/2008	21.55	0.11	(6.00)	(5.89)	(0.05)	$(1.89)	(1.94)	13.72	–28.58	22,921	1.07	1.07	0.63
Year ended 6/30/2007	19.36	0.02	3.87	3.89	—	(1.70)	(1.70)	21.55	20.82	44,410	0.98	0.98	0.12
Year ended 6/30/2006	20.36	0.21	(0.26)	(0.05)	(0.27)	(0.68)	(0.95)	19.36	–0.24	59,891	0.97	0.97	1.01
Year ended 6/30/2005	17.02	0.16	3.27	3.43	(0.03)	(0.06)	(0.09)	20.36	20.14	54,969	1.04	1.04	0.88
Class A
Year ended 6/30/2009	13.70	0.17	(2.80)	(2.63)	(0.06)	—	(0.06)	11.01	–19.05	9,533	1.44	1.44	1.60
Year ended 6/30/2008	21.55	0.06	(6.00)	(5.94)	(0.02)	(1.89)	(1.91)	13.70	–28.80	22,729	1.31	1.31	0.36
Year ended 6/30/2007	19.40	(0.03)	3.88	3.85	—	(1.70)	(1.70)	21.55	20.56	64,743	1.23	1.23	(0.14)
Year ended 6/30/2006	20.40	0.17	(0.26)	(0.09)	(0.23)	(0.68)	(0.91)	19.40	–0.50	92,689	1.22	1.22	0.83
Year ended 6/30/2005	17.09	0.11	3.28	3.39	(0.02)	(0.06)	(0.08)	20.40	19.84	112,898	1.29	1.29	0.61
Class C
Year ended 6/30/2009	13.18	0.12	(2.67)	(2.55)	(0.02)	—	(0.02)	10.61	–19.32	6,619	1.86	2.19	1.22
Year ended 6/30/2008	20.94	(0.07)	(5.80)	(5.87)	—	(1.89)	(1.89)	13.18	–29.34	13,621	2.06	2.06	(0.39)
Year ended 6/30/2007	19.00	(0.14)	3.78	3.64	—	(1.70)	(1.70)	20.94	19.85	46,856	1.79	1.98	(0.69)
Year ended 6/30/2006	20.02	0.01	(0.25)	(0.24)	(0.10)	(0.68)	(0.78)	19.00	–1.25	59,822	1.97	1.97	0.05
Year ended 6/30/2005	16.88	(0.02)	3.22	3.20	—	(0.06)	(0.06)	20.02	18.98	66,074	2.04	2.04	(0.14)

	Year Ended June 30,
	2009	2008	2007	2006	2005
Portfolio turnover rate	210%	119%	53%	73%	39%

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[2]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in thousands)	Expenses, net of reimbursement		Expenses		Net investment income
Class I
Period from 3/31/2009[1] to 6/30/2009	$10.00	$0.24	$0.90	$1.14	$(0.24)	—	$(0.24)	$10.90	11.40%	$28,097	0.70%[4]		2.02%[4]		9.04%[4]
Class A
Period from 5/29/2009[1] to 6/30/2009	10.84	0.07	0.05	0.12	(0.07)	—	(0.07)	10.89	1.16	2,551	0.95	[4]	2.16	[4]	7.59	[4]

Period March 31, 2009[1] through June 30, 2009
Portfolio turnover rate	123%

1  Commencement of operations.

2  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

3  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2009

NOTE 1.

Organization. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of six series of shares. The Hotchkis and Wiley Core Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund and the Hotchkis and Wiley High Yield Fund (collectively, the "H&W Funds") are diversified series and the Hotchkis and Wiley All Cap Value Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Core Value Fund, Small Cap Value Fund, All Cap Value Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the High Yield Fund is not offering Class C shares to investors.

Significant Accounting Policies. The Funds' audited financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through August 18, 2009, the date the financial statements were available to be issued.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price or, if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued at the mean between the bid and asked prices on the basis of information from an independent pricing service but may also be valued based on a broker-dealer quotation. The pricing agent may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2009:

	Core Value	Large Cap Value	Mid-Cap Value	Small Cap Value	All Cap Value	High Yield
Equity Securities
Level 1 — Quoted prices in an active market	$422,253,378	$1,136,516,711	$1,107,179,176	$179,386,897	$33,434,821	$233,500
Level 2 — Other significant observable market inputs	—	—	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—	—	—
Total Equity Securities	422,253,378	1,136,516,711	1,107,179,176	179,386,897	33,434,821	233,500
Fixed Income Securities
Level 1 — Quoted prices in an active market	—	—	—	—	—	—
Level 2 — Other significant observable market inputs: Corporate Bonds	—	—	—	—	—	28,342,759
Asset Backed Securities	—	—	—	—	—	988,059
Level 3 — Significant unobservable inputs	—	—	—	—	—	—
Total Fixed Income Securities	—	—	—	—	—	29,330,818
Total Investments	$422,253,378	$1,136,516,711	$1,107,179,176	$179,386,897	$33,434,821	$29,564,318

The Trust did not have any liabilities that were measured at fair value on June 30, 2009.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. Net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the High Yield Fund, declared and paid semi-annually for the Large Cap Value Fund and declared and paid annually for the Core Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and All Cap Value Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with Hotchkis and Wiley Capital Management, LLC (the "Advisor"), with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens — H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2010.

	Core Value	Large Cap Value	Mid-Cap Value	Small Cap Value	All Cap Value	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.75%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	1.25%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.50%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	2.25%	1.70%
Annual cap on expenses — Class R	Not applicable	1.55%	1.65%	Not applicable	Not applicable	Not applicable

1 Effective January 1, 2007, the Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

The Advisor agreed to voluntarily waive a portion of the distribution fees for each of the Funds with respect to Class C shares.

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2009 were as follows:

	Core Value	Large Cap Value	Mid-Cap Value	Small Cap Value	All Cap Value	High Yield*
Purchases	$474,610,222	$1,084,370,043	$1,142,477,272	$141,649,432	$77,580,271	$49,123,444
Sales	996,459,331	1,833,288,310	1,572,260,182	185,157,786	90,154,335	23,283,713

* The Fund commenced operations on March 31, 2009.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as wash sale losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2009:

	Core Value	Large Cap Value	Mid-Cap Value	Small Cap Value	All Cap Value	High Yield
Tax cost of investments	$629,766,809	$1,676,778,876	$1,705,430,870	$284,000,366	$45,204,129	$28,493,933
Gross unrealized appreciation	24,589,671	55,426,731	67,790,004	19,038,218	2,023,467	1,267,161
Gross unrealized depreciation	(232,103,102)	(595,688,896)	(666,041,698)	(123,651,687)	(13,792,775)	(196,776)
Net unrealized appreciation (depreciation) on investments	(207,513,431)	(540,262,165)	(598,251,694)	(104,613,469)	(11,769,308)	1,070,385
Distributable ordinary income (as of 6/30/09)	7,331,995	20,629,731	11,134,207	956,226	468,512	1,179,204
Distributable long-term gains (as of 6/30/09)	—	—	—	—	—	—
Total distributable earnings	7,331,995	20,629,731	11,134,207	956,226	468,512	1,179,204
Other accumulated losses	(788,439,479)	(1,248,573,565)	(660,601,202)	(59,600,736)	(11,807,874)	—
Total accumulated gains (losses)	(988,620,915)	(1,768,205,999)	(1,247,718,689)	(163,257,979)	(23,108,670)	2,249,589

At the close of business on March 31, 2009 and April 13, 2009, the Advisor transferred assets valued at $4,520,357 and $227,750, respectively, to the High Yield Fund. As a result of the tax-free transfers, the Fund acquired $53,277 and $11,785, respectively, of unrealized appreciation for tax purposes. As of June 30, 2009, the High Yield Fund held securities with $16,070 of net unrealized depreciation relating to the transfers.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Paid in Capital	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss) on Securities
Core Value	$—	$—	$—
Large Cap Value	—	(839)	839
Mid-Cap Value	(5,959,039)	(473)	5,959,512
Small Cap Value	100,314	(227,705)	127,391
All Cap Value	—	(30)	30
High Yield	(65,061)	—	65,061

The tax components of distributions paid during the fiscal years ended June 30, 2009 and 2008, capital loss carryovers as of June 30, 2009, and tax basis post-October losses as of June 30, 2009, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2009				June 30, 2008
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post- October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Core Value	$21,938,605	$—	$(554,595,146)[1]	$(233,844,333)	$51,802,765	$96,274,277
Large Cap Value	45,201,704	36,744	(838,827,041)[1]	(409,746,524)	72,124,221	358,827,060
Mid-Cap Value	8,216,753	3,807,596	(491,438,981)[1]	(169,162,221)	140,710,723	383,810,950
Small Cap Value	1,752,053	4,512,296	(26,468,572)[1]	(33,132,164)	—	44,745,044
All Cap Value	249,970	—	(9,270,682)[2]	(2,537,153)	2,656,418	6,735,294
High Yield*	597,736	—	—	—	N/A	N/A

* The Fund commenced operations on March 31, 2009.

1  Expires on 6/30/2017.

2  Expires from 6/30/2016 to 6/30/2017.

As of and during the year ended June 30, 2009, the Trust did not have a liability for any unrecognized tax benefits. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2009, the Trust did not incur any interest or penalties. The tax years ended June 30, 2006 through June 30, 2009 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2009
Core Value Fund
Class I	44,929,681	$327,673,676	3,080,913	$18,454,671	(114,244,178)	$(801,989,074)	(66,233,584)	$(455,860,727)
Class A	5,891,383	38,759,807	342,880	2,064,135	(14,907,521)	(104,559,818)	(8,673,258)	(63,735,876)
Class C	333,503	2,421,117	65,033	389,549	(2,657,648)	(18,223,831)	(2,259,112)	(15,413,165)
Total net increase (decrease)	51,154,567	368,854,600	3,488,826	20,908,355	(131,809,347)	(924,772,723)	(77,165,954)	(535,009,768)
Large Cap Value Fund
Class I	16,969,756	199,126,533	1,430,994	18,716,353	(46,353,926)	(557,411,270)	(27,953,176)	(339,568,384)
Class A	42,570,341	522,559,186	1,387,745	17,993,808	(78,843,247)	(931,459,253)	(34,885,161)	(390,906,259)
Class C	218,185	2,501,529	36,609	454,269	(3,601,250)	(42,616,913)	(3,346,456)	(39,661,115)
Class R	605,470	6,936,766	28,668	375,800	(1,718,761)	(20,397,991)	(1,084,623)	(13,085,425)
Total net increase (decrease)	60,363,752	731,124,014	2,884,016	37,540,230	(130,517,184)	(1,551,885,427)	(67,269,416)	(783,221,183)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Mid-Cap Value Fund
Class I *	27,667,932	$387,453,160	781,314	$8,797,595	(55,597,663)	$(727,652,375)	(27,148,417)	$(331,401,620)
Class A	11,000,053	125,283,468	104,068	1,165,548	(18,679,046)	(241,403,941)	(7,574,925)	(114,954,925)
Class C	165,515	2,056,493	5,277	56,197	(1,792,435)	(22,652,590)	(1,621,643)	(20,539,900)
Class R	413,590	4,821,901	714	8,097	(688,843)	(9,168,647)	(274,539)	(4,338,649)
Total net increase (decrease)	39,247,090	519,615,022	891,373	10,027,437	(76,757,987)	(1,000,877,553)	(36,619,524)	(471,235,094)
Small Cap Value Fund
Class I	2,452,066	46,517,185	138,349	2,385,134	(4,037,751)	(83,783,612)	(1,447,336)	(34,881,293)
Class A	208,797	4,328,050	20,192	349,118	(878,380)	(19,104,071)	(649,391)	(14,426,903)
Class C	2,005	33,554	1,493	23,972	(55,515)	(1,144,419)	(52,017)	(1,086,893)
Total net increase (decrease)	2,662,868	50,878,789	160,034	2,758,224	(4,971,646)	(104,032,102)	(2,148,744)	(50,395,089)
All Cap Value Fund
Class I	221,531	2,021,662	17,932	159,592	(302,677)	(2,910,768)	(63,214)	(729,514)
Class A	33,008	347,672	6,039	53,925	(832,087)	(8,939,809)	(793,040)	(8,538,212)
Class C	12,385	117,327	833	7,187	(422,513)	(4,087,544)	(409,295)	(3,963,030)
Total net increase (decrease)	266,924	2,486,661	24,804	220,704	(1,557,277)	(15,938,121)	(1,265,549)	(13,230,756)
High Yield Fund
Class I **	2,528,039	25,351,103	54,400	587,878	(4,613)	(50,000)	2,577,826	25,888,981
Class A ***	233,434	2,564,737	905	9,858	—	—	234,339	2,574,595
Total net increase (decrease)	2,761,473	27,915,840	55,305	597,736	(4,613)	(50,000)	2,812,165	28,463,576

*  Includes an in-kind redemption which resulted in a realized loss of $5,959,039.

**  For the period March 31, 2009 (commencement of operations) to June 30, 2009.

***  For the period May 29, 2009 (commencement of operations) to June 30, 2009.

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2008
Core Value Fund
Class I	49,708,802	$617,935,371	9,509,280	$113,730,995	(53,091,091)	$(607,940,559)	6,126,991	$123,725,807
Class A	5,076,535	60,863,428	1,489,496	17,799,483	(33,077,083)	(416,798,237)	(26,511,052)	(338,135,326)
Class C	655,816	7,683,688	288,253	3,404,262	(6,779,387)	(83,925,275)	(5,835,318)	(72,837,325)
Total net increase (decrease)	55,441,153	686,482,487	11,287,029	134,934,740	(92,947,561)	(1,108,664,071)	(26,219,379)	(287,246,844)
Large Cap Value Fund
Class I *	19,597,342	419,808,596	7,856,475	163,356,032	(56,185,310)	(1,189,667,322)	(28,731,493)	(606,502,694)
Class A	34,913,055	720,751,235	8,601,611	177,528,697	(72,983,452)	(1,549,366,224)	(29,468,786)	(651,086,292)
Class C	807,051	16,785,265	518,063	10,480,421	(11,323,207)	(244,404,241)	(9,998,093)	(217,138,555)
Class R	889,024	19,112,937	216,591	4,490,275	(2,234,446)	(47,452,313)	(1,128,831)	(23,849,101)
Total net increase (decrease)	56,206,472	1,176,458,033	17,192,740	355,855,425	(142,726,415)	(3,030,890,100)	(69,327,203)	(1,498,576,642)
Mid-Cap Value Fund
Class I	22,256,572	482,336,141	16,402,765	340,521,403	(64,780,700)	(1,495,575,523)	(26,121,363)	(672,717,979)
Class A	7,011,865	153,469,004	3,879,787	80,078,798	(23,115,909)	(540,495,024)	(12,224,257)	(306,947,222)
Class C	632,223	12,712,470	525,418	10,308,701	(5,757,311)	(129,591,154)	(4,599,670)	(106,569,983)
Class R	475,979	11,033,428	48,592	1,013,628	(653,522)	(14,875,098)	(128,951)	(2,828,042)
Total net increase (decrease)	30,376,639	659,551,043	20,856,562	431,922,530	(94,307,442)	(2,180,536,799)	(43,074,241)	(1,089,063,226)

* Includes an in-kind redemption which resulted in a realized gain of $13,918,480.

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Small Cap Value Fund
Class I	2,374,512	$85,971,961	446,282	$15,258,372	(4,151,658)	$(152,198,811)	(1,330,864)	$(50,968,478)
Class A	247,022	8,816,116	122,432	4,193,291	(1,393,537)	(51,515,949)	(1,024,083)	(38,506,542)
Class C	18,750	613,187	7,448	237,372	(195,793)	(6,957,075)	(169,595)	(6,106,516)
Total net increase (decrease)	2,640,284	95,401,264	576,162	19,689,035	(5,740,988)	(210,671,835)	(2,524,542)	(95,581,536)
All Cap Value Fund
Class I	147,545	2,610,572	186,218	2,975,756	(723,272)	(12,870,344)	(389,509)	(7,284,016)
Class A	86,135	1,451,662	163,579	2,613,993	(1,595,665)	(28,040,632)	(1,345,951)	(23,974,977)
Class C	135,588	2,114,325	71,556	1,104,815	(1,411,466)	(23,435,263)	(1,204,322)	(20,216,123)
Total net increase (decrease)	369,268	6,176,559	421,353	6,694,564	(3,730,403)	(64,346,239)	(2,939,782)	(51,475,116)

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2009, is set forth below:

Mid-Cap Value Fund
Issuer Name	Share Balance At July 1, 2008	Additions	Reductions	Share Balance At June 30, 2009	Dividend Income	Value At June 30, 2009
Citadel Broadcasting Corporation*+	16,071,900	—	16,071,900	—	$—	$—
IKON Office Solutions, Inc.*	5,061,281	—	5,061,281	—	111,667	—
Jones Apparel Group, Inc.*	5,045,300	—	3,608,300	1,437,000	1,000,563	15,419,010
MI Developments, Inc.	2,533,400	—	85,300	2,448,100	1,259,407	18,581,079
					$2,371,637

* Issuer was not an affiliate as of June 30, 2009.

+ Non-income producing security.

Small Cap Value Fund
Issuer Name	Share Balance At July 1, 2008	Additions	Reductions	Share Balance At June 30, 2009	Dividend Income	Value At June 30, 2009
Hudson Highland Group, Inc.+	1,517,900	—	—	1,517,900	$—	$2,975,084
Miller Industries, Inc.+	946,400	—	253,100	693,300	—	6,101,040
Westwood One, Inc.*+	5,487,500	—	3,730,700	1,756,800	—	87,840
United America Indemnity Limited*+	—	1,541,627	—	1,541,627		7,384,394

* Issuer was not an affiliate as of June 30, 2009.

+ Non-income producing security.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund as of June 30, 2009 is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted in the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statement of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the Funds.

NOTE 8.

Indemnifications. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds'

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 9. (UNAUDITED)

Federal Tax Disclosure.  The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2009. For the year ended June 30, 2009, the following percentages of ordinary distributions paid qualifies for the dividend received deduction available to corporate shareholders: Core Value Fund — 100%, Large Cap Value Fund — 100%, Mid-Cap Value Fund — 100%, Small Cap Value Fund — 100%, All Cap Value Fund — 100%, High Yield Fund — 0.30%. For the year ended June 30, 2009, the following percentages of ordinary distributions paid are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Core Value Fund — 100%, Large Cap Value Fund — 100%, Mid-Cap Value Fund — 100%, Small Cap Value Fund — 100%, All Cap Value Fund — 100%, High Yield Fund — 0.29%. Shareholders should consult their tax advisors.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2009, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Core Value Fund — 2.77%, Large Cap Value Fund — 1.16%, Mid-Cap Value Fund — 3.39%, Small Cap Value Fund — 6.07%, All Cap Value Fund — 1.47%, High Yield Fund — 34.67%. For the year ended June 30, 2009, the following percentages of its ordinary income distributions paid are designated as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(c): Core Value Fund — 0%, Large Cap Value Fund — 0%, Mid-Cap Value Fund — 0%, Small Cap Value Fund — 0%, All Cap Value Fund — 0%, High Yield Fund — 0%.

NOTE 10.

Name Changes. The Core Value Fund will be renamed the Hotchkis and Wiley Diversified Value Fund and the All Cap Value Fund will be renamed the Hotchkis and Wiley Value Opportunities Fund. The Board of Trustees approved the name changes to be effective August 28, 2009.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Hotchkis and Wiley Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, All Cap Value Fund and High Yield Fund (constituting the Hotchkis and Wiley Funds, hereafter referred to as the "Funds") at June 30, 2009, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
August 18, 2009

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2009 – June 30, 2009).

The table below illustrates the Funds' costs in two ways:

Based on Actual Fund Returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on Hypothetical 5% Yearly Returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns				Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09 - 6/30/09		Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09 - 6/30/09	Annualized Expense Ratio
Core Value Fund
Class I	$1,000.00	$1,109.80	$4.97		$1,000.00	$1,020.08	$4.76	0.95%
Class A	1,000.00	1,107.70	6.27		1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	1,104.90	8.77		1,000.00	1,016.46	8.40	1.68
Large Cap Value Fund
Class I	1,000.00	1,089.10	5.44		1,000.00	1,019.59	5.26	1.05
Class A	1,000.00	1,087.50	6.73		1,000.00	1,018.35	6.51	1.30
Class C	1,000.00	1,084.20	9.51		1,000.00	1,015.67	9.20	1.84
Class R	1,000.00	1,085.60	8.02		1,000.00	1,017.11	7.75	1.55
Mid-Cap Value Fund
Class I	1,000.00	1,192.40	6.25		1,000.00	1,019.09	5.76	1.15
Class A	1,000.00	1,190.60	7.60		1,000.00	1,017.85	7.00	1.40
Class C	1,000.00	1,188.50	9.06		1,000.00	1,016.51	8.35	1.67
Class R	1,000.00	1,189.30	8.96		1,000.00	1,016.61	8.25	1.65
Small Cap Value Fund
Class I	1,000.00	1,184.90	5.69		1,000.00	1,019.59	5.26	1.05
Class A	1,000.00	1,183.20	7.04		1,000.00	1,018.35	6.51	1.30
Class C	1,000.00	1,180.90	9.03		1,000.00	1,016.51	8.35	1.67
All Cap Value Fund
Class I	1,000.00	1,222.50	6.45		1,000.00	1,018.99	5.86	1.17
Class A	1,000.00	1,220.60	7.82		1,000.00	1,017.75	7.10	1.42
Class C	1,000.00	1,218.10	10.50		1,000.00	1,015.32	9.54	1.91
High Yield Fund
Class I	1,000.00	1,114.00	1.84	**	1,000.00	1,021.32	3.51	0.70
Class A	1,000.00	1,011.60	0.79	***	1,000.00	1,020.08	4.76	0.95

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

** Actual expenses are equal to the Fund's annualized expense ratio for Class I multiplied by the average account value over the period, multiplied by 91/365 (to reflect the commencement of operations to June 30, 2009).

*** Actual expenses are equal to the Fund's annualized expense ratio for Class A multiplied by the average account value over the period, multiplied by 30/365 (to reflect the commencement of operations to June 30, 2009).

Board Considerations In Approving Continuation Of Investment
Advisory Agreements (Unaudited)

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley All Cap Value Fund and the Hotchkis and Wiley Core Value Fund (each a "Fund") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were most recently considered by the Board at a meeting held in May 2009.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to (i) the nature, extent and quality of services provided by the Advisor, including compliance with legal requirements, (ii) short-term and long-term performance of each Fund relative to peer groups, their Lipper fund category and market indices, (iii) the costs of the services provided and the Advisor's profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of their peer group and their Lipper fund category and (vi) any benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's risk controls and risk evaluation process. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request supplemented information received by the Board throughout the year, both in writing and in meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel to review the materials provided by the Advisor and reviewed and discussed a legal memorandum regarding, among other things, the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts.

At the Board meeting, representatives of the Advisor discussed certain responses with the Trustees and responded to their further questions. The Trustees considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Trustees considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Agreement is in the best interests of the applicable Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Trustees noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Trustees believe that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Trustees considered, in particular, whether each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders. The Trustees concluded that each Fund is managed consistent with its investment objective and policies.

The Trustees reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Trustees also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Trustees considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Trustees noted the recent addition of an experienced portfolio manager for a new series of the Trust, the Hotchkis and Wiley High Yield Fund, and the Advisor's statement that this enhances the research process on the equity side from idea generation, to credit analysis, to risk evaluation. The Trustees considered the portfolio managers' significant investments in the Funds. The Trustees reviewed the Trust's compliance program and the Advisor's commitment to a rigorous compliance effort and the resultant compliance by the Funds and the Advisor with legal requirements.

The Trustees also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as officers and other personnel provided that are necessary for Fund operations. The Trustees particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds. The Trustees noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and oversees and manages the other Fund service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under its Advisory Agreement were of a high level and were very satisfactory.

Investment Performance of the Funds and the Advisor. The Trustees noted that they review data on the short-term and long-term performance of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Trustees reviewed a report prepared by the Trust's administrator based on information compiled from Lipper Inc., an independent provider of data to mutual fund boards (the "Report"), that compared the performance of Class I shares of each Fund other than the All Cap Value Fund to that of a small group of funds that are similar primarily in terms of investment styles, and to Class A shares of the All Cap Value Fund, for which similar funds were determined based on investment classification, asset size, number of holdings, load type, primary distribution channel and expense structure (each, a "Peer Group"). The Report also compared each Fund's performance to the most comparable Lipper universe and Lipper index for the 1-, 3-, 5- and 10-year periods, as applicable. This data was as of December 31, 2008, and performance information through March 2009 was provided by the Advisor as well. Since some funds' advisory contracts include administration services, the Report included administration fees with advisory fees for comparability.

The Board considered the performance information for each Fund, noting that, similar to almost all other funds, each Fund's performance was impacted by the severe market downturn in 2008 that continued into 2009, and that the Funds' performance was adversely affected by large weightings in financial sector stocks. The Trustees noted that each Fund under-performed its Peer Group median, was in the fourth quartile of its comparable Lipper universe (with the exception of the 1-year period for the All Cap Value Fund and the 10-year periods for the Large Cap Value and Mid-Cap Value Funds) and generally under-performed its benchmark index for the periods covered in the Report.

The Trustees considered the Advisor's explanation of recent performance and efforts to address the under-performance issue, particularly the Advisor's increased emphasis on risk assessment. The Trustees noted improvements in the Funds' performance compared to that of relevant benchmarks for the first quarter of 2009. The Trustees concluded that the Funds' under-performance was being responsibly addressed by the Advisor.

Fees, Expenses and Profitability. The Trustees reviewed information provided by the Advisor and data contained in the Report regarding the Funds' advisory fees and expense ratios, including information regarding any expense caps for the Funds. The Trustees reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those of their respective Peer Groups as well as competitive universes of funds. The Trustees also reviewed information provided by the Advisor on advisory fees charged by the Advisor for subadvisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Trustees considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and subadvisory clients. The Trustees noted that even though the Funds require more services and have higher costs, and even though it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts, the fees charged to each Fund other than the Core Value and Large Cap Value Funds are the same as or lower than the Advisor's current standard fee schedules for its separate account clients.

With respect to the advisory fee for each Fund, the Trustees noted that the Report showed that the Small Cap Value and All Cap Value Funds' net advisory fees (including administration fees) were lower than these Funds' Peer Group medians and that the Core Value, Large Cap Value and Mid-Cap Value Funds' advisory fees (including administration fees) were slightly higher than their Peer Group medians. The Trustees noted that each Fund's net advisory fee (including administration fees) was in the second or third quartile of its Lipper universe, except for the Large Cap Value Fund, for which the net advisory fee was in the fourth quartile. The Trustees noted that the Advisor had agreed to add breakpoints to the fee schedule for the Large Cap Value, Mid-Cap Value and Core Value Funds effective January 1, 2007, but that lower asset levels meant that the breakpoints did not have an impact on the advisory fees. They noted that the Advisor uses a research-intensive process where other firms advising Peer Funds or in the Lipper universe might use investment processes that are less research-intensive. With respect to the expense ratios for the Funds, the Trustees noted that the Report showed each Fund's net expense ratio was higher than the median of the Peer Group, and that all Fund net expense ratios were in the third quartile of their Lipper universe, except for the Core Value Fund, whose net expense ratio was in the second quartile. The Trustees noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Trustees reviewed information concerning profitability to the Advisor under the Advisory Agreements, including information regarding the methodology for allocating expenses. The Trustees reviewed data regarding the Advisor's variable expenses, fixed expenses and anticipated material variances expected in 2009. The Trustees considered that the Advisor had formerly absorbed costs above expense caps for the Funds (and has agreed to continue to do so, although expense ratios currently are below the expense cap for each Fund) for which it would not be reimbursed, and also that the Advisor had agreed to a voluntary waiver of Class C distribution payments in excess of $1.7 million for the period September 2006 to December 2008. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Trustees noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing the Funds to new investors. The Trustees noted that closing the Funds was financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Trustees concluded that the level of profitability to the Advisor under the Advisory Agreements appeared to be not excessive.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees considered information regarding the investment, compliance and client service personnel and the new fixed-income portfolio manager who have been hired by the Advisor over the past few years, and the increase in technology spending. The Trustees concluded that the Funds' shareholders share in the additional services, investment in talented employees and capital improvements provided by the Advisor without an increase in advisory fees. The Trustees also noted that the addition of breakpoints to the Large Cap Value, Mid-Cap Value and Core Value Funds has in the past enabled, and may in the future enable, shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Trustees considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that, while the Advisor does not use the Funds' commissions to pay for third party research, the Advisor does receive proprietary research from brokers that execute Fund trades. The Trustees noted that the proprietary research received was "bundled" with the commission cost and that, while the Advisor's profitability might be somewhat lower were it to have to pay for this research with hard dollars, the bundled research services provide valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor's other clients). The Trustees also noted that the commissions paid by the Funds are generally quite low.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Trustees concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Agreement is in the best interests of each Fund.

Board Considerations in Approving the Investment Advisory Agreement for the High Yield Fund (Unaudited)

The Board of Trustees of the Hotchkis and Wiley Funds (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement (the "Advisory Agreement") between the Trust on behalf of the Hotchkis and Wiley High Yield Fund (the "Fund") and Hotchkis and Wiley Capital Management, LLC (the "Advisor"), at a meeting held on February 5, 2009. The Board determined that the terms of the Advisory Agreement are fair and reasonable and that the Agreement is in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving investment advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees participated in a special meeting in January 2009 at which the proposed portfolio manager for the Fund, who recently joined the Advisor, discussed his background and over 20 years of relevant experience, his investment strategy, and how his bottom-up investment style is complementary to the Advisor's value investing process. The Independent Trustees then received a report from the Advisor in advance of the February 2009 Board meeting responding to an information request contained in a memorandum from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by the Advisor; the proposed advisory fee for the Fund as compared to fees charged by investment advisers to comparable funds (noting that the Advisor does not currently have any other clients for which it manages in this style); estimated expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and estimated profitability from the Advisory Agreement; any fall-out benefits to the Advisor; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Advisory Agreement, the Board considered the nature, quality and extent of services to be provided by the Advisor. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund. The Board noted the background and experience of the portfolio manager and his investment style. At the preliminary meeting held in January 2009 and at the February 2009 meeting, the Trustees received presentations from the portfolio manager and were able to ask questions about the proposed investment strategies for the Fund, how portfolio trades would be executed, and how the Advisor's compliance program was being revised for the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor under the Advisory Agreement are expected to be satisfactory.

The Board considered the advisory fees to be paid under the Advisory Agreement. The Board reviewed data compiled by the Advisor from information prepared by Lipper Inc., an independent source, showing the proposed advisory fee and the estimated expense ratio of the Fund as compared to the advisory fees and expense ratios of a peer group selected by the Advisor, including information for a fund which the portfolio manager previously managed in the same style at a prior firm. Based on the information provided, the Board noted that the Fund's proposed advisory fee was above the median of the peer group (although below the median when administration expenses were added) and the Fund's expense ratio, taking into consideration the one year expense limitation to which the Advisor agreed, was below the median expense ratio of the peer group. Since the Fund is newly organized, the Board did not consider investment performance of the Fund, but it did consider the performance of the fund formerly managed by the portfolio manager. On the basis of all the information provided on the fees and expenses of the Fund, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor under the Advisory Agreement.

The Board noted that the Advisor anticipates that, in time, there may be economies of scale from managing the Fund as Fund assets grow, and that, in the meantime, the Advisor intends to minimize the impact of high expense ratios typical of a recently-formed small fund by agreeing to cap expenses for the first year of operations (and, at the request of the Independent Trustees, to continue the expense caps through at least October 31, 2010). The Board noted that the Advisor stated that as Fund assets grow and expense ratios decrease below the expense caps, the Advisor will continue to invest in the investment platform by hiring additional resources for the Fund. The Board took the costs to be borne by the Advisor in connection with its services to be performed under the Advisory Agreement into consideration and noted that the Advisor estimated the Fund would not be profitable to the Advisor in the near term. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor its being associated with the Trust.

* * * *

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Public Directorships
Randall H. Breitenbach (born 1960)	Trustee	Since 2001	Co-Founder, Director and CEO, BreitBurn Energy Partners, L.P. (1988 — present); Chairman, Finance Committee, Stanford University PIC Endowment (1999 — present).	Six	BreitBurn Energy Partners, L.P.

Robert L. Burch III (born 1934)	Trustee	Since 2001	Managing Partner, A.W. Jones Co. (investments) (1984 — present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 — 2004).	Six	None

Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University — Long Beach: Associate Chair Economics (2001 — present); Graduate Advisor Economics (2000 — present); Professor of Economics (1994 — present).	Six	None

Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 — present).	Six	None

Robert Fitzgerald (born 1952)	Trustee	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Six	Independent Trustee, Brandes Investment Trust (5 portfolios).

John A.G. Gavin (born 1931)	Trustee Chairman	Since 2001 Since 2007	Senior Counselor, Hicks Holdings (private equity investment firm) (2001 — present); Chairman, Gamma Holdings (international capital and consulting) (1968 — present); Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (1994 — 2001); U.S. Ambassador to Mexico (1981 — 1986).	Six	Independent Trustee: Causeway Capital Management Trust (3 portfolios); TCW Strategic Income Fund, Inc. (1 portfolio); TCW Funds, Inc. (27 portfolios).

Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Six	None

*  Each Trustee serves until his or her successor is elected and qualified, or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Public Directorships
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Six	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified, or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present); Chief Compliance Officer of the Advisor (2001 — 2007).

Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present); Client Relations Manager of Boston Financial Data Services (1991 — 2006).

James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present); Controller of Metropolitan West Asset Management, LLC (1998 — 2006); Chief Financial Officer of MWAM Distributors, LLC (2004 — 2006).

Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present); Director of Compliance of the Advisor (2006 — 2007); Vice President — Compliance of First Pacific Advisors, Inc. (2004 — 2006); Vice President — Internal Audit of Countrywide Financial Corporation (2003 — 2004); Director of Compliance of Wilshire Associates Incorporated (2001 — 2003).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

Information about the Funds

ADVISOR

Hotchkis and Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

This report is for the information of shareholders of the Hotchkis and Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis and Wiley Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090). The Forms N-Q are also available on the Funds' website at www.hwcm.com under the "Download Center".

HOTCHKIS AND WILEY FUNDS

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0609-0809

JUNE 30, 2009

ANNUAL REPORT

Item 2 - Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free 1-800-796-5606.

Item 3 - Audit Committee Financial Expert

The registrant’s Board has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4 - Principal Accountant Fees and Services

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2009	FYE 6/30/2008
Audit Fees	$118,800	$105,600
Audit-Related Fees	$0	$0
Tax Fees	$36,500	$30,500
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagement of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.   The Chairman of the Audit Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2009	FYE 6/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	FYE 6/30/2009	FYE 6/30/2008
Non-Audit Related Fees
Registrant	$36,500	$30,500
Registrant’s Investment Adviser	$239,400	$79,600

Item 5 - Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6 - Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10 - Submission of Matters to a Vote of Security Holders

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the Funds’ Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 S. Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11 - Controls and Procedures

(a)

The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 (the “Act”) have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act), that such controls and procedures are effective, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year which has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1) - Code of Ethics: Available without charge, upon request, by calling toll-free 1-800-796-5606.

(a)(2) - Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

(a)(3) - Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investments companies.

(b)     - Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hotchkis and Wiley Funds

By:	/s/ Anna Marie Lopez

Anna Marie Lopez
President of Hotchkis and Wiley Funds

Date: August 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Hotchkis and Wiley Funds

By:	/s/ Anna Marie Lopez

Anna Marie Lopez
President of Hotchkis and Wiley Funds

Date: August 26, 2009

By:	/s/ James Menvielle

James Menvielle
Treasurer of Hotchkis and Wiley Funds

Date: August 26, 2009

EXHIBIT INDEX

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of Principal Executive Officer and Principal Financial Officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.